DELTA PETROLEUM CORPORATION

                              INVESTMENT AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT J.

SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.


     THIS INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of the 21st day of July, 2000, by and between Delta Petroleum Corporation, a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), and the undersigned Investor executing this Agreement ("Investor").

                                    RECITALS:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of Twenty Million Dollars ($20,000,000) (the "Maximum Offering Amount"); and

     WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act, Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.


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                                     TERMS:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "20% Approval" shall have the meaning set forth in Section 5.25.

     "9.9% Limitation" shall have the meaning set forth in Section 2.3.1(f).

     "Accredited Investor" shall have the meaning set forth in Section 3.1.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as Exhibit E.

     "Advance Put Notice Confirmation" shall have the meaning set forth in
Section 2.3.1(a), the form of which is attached hereto as Exhibit F.

     "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

     "Affiliate" shall have the meaning as set forth Section 6.4.

     "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

     "Agreed Upon Procedures Report" shall have the meaning set forth in
Section 2.5.3(b).

     "Agreement" shall mean this Investment Agreement.

     "Automatic Termination" shall have the meaning set forth in Section
2.3.2.

     "Bring Down Cold Comfort Letters" shall have the meaning set forth in
Section 2.3.6(b).

     "Business Day" shall mean any day during which the Principal Market is open for trading.

     "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

     "Cap Amount" shall have the meaning set forth in Section 2.3.10.

     "Capital Raising Limitations" shall have the meaning set forth in Section 6.5.1.

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     "Capitalization Schedule" shall have the meaning set forth in Section
3.2.4, attached hereto as Exhibit K.

     "Closing" shall mean one of (i) the Investment Commitment Closing and
(ii) each closing of a purchase and sale of Common Stock pursuant to Section
2.

     "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the NASDAQ Small Cap Market, or, if the NASDAQ Small Cap Market is not the principal securities exchange or trading market for such security, the last closing bid price during Normal Trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during Normal Trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

     "Commitment Evaluation Period" shall have the meaning set forth in
Section 2.6.

     "Commitment Warrants" shall have the meaning set forth in Section 2.4.1, the form of which is attached hereto as Exhibit U.

     "Commitment Warrant Exercise Price" shall have the meaning set forth in
Section 2.4.1.

     "Common Shares" shall mean the shares of Common Stock of the Company.

     "Common Stock" shall mean the common stock of the Company.

     "Company" shall mean Delta Petroleum Corporation, a corporation duly organized and existing under the laws of the State of Colorado.

     "Company Designated Maximum Put Dollar Amount" shall have the meaning set forth in Section 2.3.1(a).

     "Company Designated Minimum Put Share Price" shall have the meaning set forth in Section 2.3.1(a).

     "Company Termination" shall have the meaning set forth in Section 2.3.12.

     "Conditions to Investor's Obligations" shall have the meaning as set forth in Section 2.2.2.

      "Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, the O.T.C. Bulletin Board, or the New York Stock

Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

     "Disclosure Documents" shall have the meaning as set forth in Section
3.2.4.

     "Due Diligence Review" shall have the meaning as set forth in Section
2.5.

     "Effective Date" shall have the meaning set forth in Section 2.3.1.

     "Escrow Agent" shall mean First Union National Bank of Georgia.

     "Escrow Agreement" shall mean that certain Escrow Agreement and Instructions by and among the Company, the Escrow Agent and the Investor of date even herewith.

     "Evaluation Day" shall have the meaning set forth in Section 2.3.1(b).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Excluded Day" shall have the meaning set forth in Section 2.3.1(b).

     "Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

     "Factual Representation of Counsel" shall have the meaning set forth in
Section 2.3.6(a), the form of which is attached hereto as Exhibit R.

     "Factual Representation of Counsel Deadline" shall have the meaning set forth in Section 2.3.6(a).

     "Impermissible Put Cancellation" shall have the meaning set forth in
Section 2.3.1(e).

     "Indemnified Liabilities" shall have the meaning set forth in Section 9.

     "Indemnities" shall have the meaning set forth in Section 9.

     "Indemnitor" shall have the meaning set forth in Section 9.

     "Individual Put Limit" shall have the meaning set forth in Section 2.3.1
(b).

      "Ineffective Period" shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (each as defined in the Registration Rights Agreement) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

     "Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).

     "Investment Commitment Closing" shall have the meaning set forth in
Section 2.2.1.

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     "Investment Agreement" shall mean this Investment Agreement.

     "Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, substantially in the form attached as Exhibit B, or such other form as agreed upon by the parties, as to the Investment Commitment Closing.

     "Investment Date" shall mean the date of the Investment Commitment
Closing.

     "Investor" shall have the meaning set forth in the preamble hereto.

     "Key Employee" shall have the meaning set forth in Section 5.17, as set forth in Exhibit N.

     "Late Payment Amount" shall have the meaning set forth in Section 2.3.8.

     "Legend" shall have the meaning set forth in Section 4.7.

     "Limitation Period" shall have the meaning set forth in Section 6.5.1.

     "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

          (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(i) no longer hold a majority of the shares of Common Stock of the Company or
(ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control"); provided, however, that if the other entity involved in such consolidation, merger, combination or event is a publicly traded company with "Substantially Similar Trading Characteristics" (as defined below) as the Company and the holders of Common Stock are to receive solely Common Stock or no consideration (if the Company is the surviving entity) or solely common stock of such other entity (if such other entity is the surviving entity), such transaction shall not be deemed to be a Major Transaction (provided the surviving entity, if other than the Company, shall have agreed to assume all obligations of the Company under this Agreement and the Registration Rights Agreement). For purposes hereof, an entity shall have Substantially Similar Trading Characteristics as the Company if the average daily dollar Trading Volume of the common stock of such entity is equal to or in excess of $500,000 for the 90th through the 31st day prior to the public announcement of such transaction;

          (ii) the sale or transfer of all or substantially all of the Company's assets; or

          (iii) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control shall have occurred.

     "Market Price" shall equal the lowest Closing Bid Price for the Common Stock on the Principal Market during the Pricing Period for the applicable Put.

     "Material Facts" shall have the meaning set forth in Section 2.3.6(a).

     "Maximum Put Dollar Amount" shall mean the lesser of (i) the Company Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $2 million.

     "Maximum Offering Amount" shall mean have the meaning set forth in the recitals hereto.

     "NASD" shall have the meaning set forth in Section 6.9.

     "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.10.

     "Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

     "Numeric Day" shall mean the numerical day of the month of the Investment Date or the last day of the calendar month in question, whichever is less.

     "NYSE" shall have the meaning set forth in Section 6.9.

     "Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

     "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

     "Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel, the Put Opinion of Counsel, and the Factual Representation of Counsel.

     "Payment Due Date" shall have the meaning set forth in Section 2.3.8.

     "Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

     "Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

     "Principal Market" shall mean the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, the O.T.C. Bulletin Board, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     "Proceeding" shall have the meaning as set forth Section 5.1.

     "Purchase" shall have the meaning set forth in Section 2.3.7.

     "Purchase Warrant Exercise Price" shall have the meaning set forth in
Section 2.4.2.

     "Purchase Warrants" shall have the meaning set forth in Section 2.4.2, the form of which is attached hereto as Exhibit D.

     "Put" shall have the meaning set forth in Section 2.3.1(d).

     "Put Cancellation" shall have the meaning set forth in Section 2.3.11(a).

     "Put Cancellation Date" shall have the meaning set forth in Section 2.3.11(a).

     "Put Cancellation Notice" shall have the meaning set forth in Section 2.3.11(a), the form of which is attached hereto as Exhibit Q.

     "Put Cancellation Notice Confirmation" shall have the meaning set forth in Section 2.3.11(c), the form of which is attached hereto as Exhibit S.

     "Put Closing" shall have the meaning set forth in Section 2.3.8.

     "Put Closing Date" shall have the meaning set forth in Section 2.3.8.

     "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.

     "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

     "Put Notice" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit G.

     "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit H.

     "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit I, or such other form as agreed upon by the parties, as to any Put Closing.

     "Put Share Amount" shall have the meaning as set forth Section 2.3.1(b).

     "Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

     "Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

     "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

     "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties.

     "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

     "Regulation D" shall have the meaning set forth in the recitals hereto.

     "Reporting Issuer" shall have the meaning set forth in Section 6.2.

     "Restrictive Legend" shall have the meaning set forth in Section 4.7.

     "Required Put Documents" shall have the meaning set forth in Section
2.3.5.

     "Right of First Offer" shall have the meaning set forth in Section 6.5.2.

     "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit J.

     "Schedule of Exceptions" shall have the meaning set forth in Section 5, and is attached hereto as Exhibit C.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

     "Semi-Annual Non-Usage Fee" shall have the meaning set forth in Section
2.6.

     "Share Authorization Increase Approval" shall have the meaning set forth in Section 5.25.

     "Stockholder 20% Approval" shall have the meaning set forth in Section
6.11.

     "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

     "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

     "Termination Date" shall mean the earlier of (i) the date that is three
(3) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor, (c) the date of an Automatic Termination, and (d) the date that all of the Warrants have been exercised.

     "Termination Fee" shall have the meaning as set forth in Section 2.6.

     "Termination Notice" shall have the meaning as set forth in Section
2.3.12.

     "Third Party Report" shall have the meaning set forth in Section 3.2.4.

     "Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

     "Transaction Documents" shall have the meaning set forth in Section 9.

     "Transfer Agent" shall have the meaning set forth in Section 6.10.

     "Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as Exhibit T, or such other form as agreed upon by the parties.

     "Trigger Price" shall have the meaning set forth in Section 2.3.1(b).

     "Truncated Pricing Period" shall have the meaning set forth in Section 2.3.11(d).

     "Truncated Put Share Amount" shall have the meaning set forth in Section 2.3.11(b).

     "Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

     "Use of Proceeds Schedule" shall have the meaning as set forth in Section 3.2.4, attached hereto as Exhibit L.

     "Variable Equity Securities" shall have the meaning set forth in Section 6.5.1.

     "Volume Limitations" shall have the meaning set forth in Section
2.3.1(b).

     "Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

     "Warrants" shall mean Purchase Warrants and Commitment Warrants.

     2.   Purchase and Sale of Common Stock.

          2.1  Offer to Subscribe.

          Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock and accompanying Warrants as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below.

          2.2  Investment Commitment.

               2.2.1 Investment Commitment Closing. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed by both Investor and the Company, the Transfer Agent Instructions have been executed by both the Company and the Investor, and the other Conditions to Investor's Obligations set forth in Section 2.2.2 below have been met.

               2.2.2 Conditions to Investor's Obligations. As a prerequisite to the Investment Commitment Closing and the Investor's obligations hereunder, all of the following (the "Conditions to Investor's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

          (a)     the following documents shall have been delivered to the
Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel), (iii) the Transfer Agent Instructions (executed by the Company and the Investor), and (iv) a Secretary's Certificate as to (A) the resolutions of the Company's board of directors authorizing this transaction,
(B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

          (b) this Investment Agreement, accepted by the Company, shall have been received by the Investor;

          (c) the Company's Common Stock shall be listed for trading and actually trading on the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, the O.T.C. Bulletin Board, or the New York Stock Exchange;

          (d) other than continuing losses described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), as of the Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and

          (e) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the conditions to Investor's obligations set forth in this Section 2.2.2 shall have been satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Investor.

          2.3  Puts of Common Shares to the Investor.

               2.3.1 Procedure to Exercise a Put. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

                    (a) Delivery of Advance Put Notice.     At least ten (10)
Business Days but not more than twenty (20) Business Days prior to any intended Put Date (unless otherwise agreed in writing by the Investor), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit E, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit and the Maximum Put Dollar Amount) which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

     The Company may, at its option, also designate in any Advance Put Notice
(i) a maximum dollar amount of Common Stock, not to exceed $2,000,000, which it shall sell to Investor during the Put (the "Company Designated Maximum Put Dollar Amount") and/or (ii) a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than 80% of the Closing Bid Price of the Company's common stock on the Advance Put Notice Date. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect.

     Notwithstanding the above, if, at the time of delivery of an Advance Put Notice, more than two (2) Calendar Months have passed since the date of the previous Put Closing and the number of shares specified in the Advance Put Notice multiplied by the Closing Bid Price of the Company's Common Stock for the Business Day immediately preceding the date of such Advance Put Notice is greater than $150,000, then such Advance Put Notice shall provide at least twenty (20) Business Days notice of the intended Put Date, unless waived in writing by the Investor. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Advance Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as Exhibit F) of the Advance Put Notice to the Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount.

                    (b) Put Share Amount. The "Put Share Amount" is the number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, and (ii) the Individual Put Limit. The "Individual Put Limit" shall equal the lesser of (i) 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for all Evaluation Days (as defined below) in the Pricing Period, (ii) the number of Put Shares which, when multiplied by their respective Put Share Prices, equals the Maximum Put Dollar Amount, and (iii) the 9.9% Limitation, but in no event shall the Individual Put Limit exceed 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for the twenty (20) Business Days immediately preceding the Put Date (this limitation, together with the limitation in (i) immediately above, are collectively referred to herein as the "Volume Limitations"). Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Volume Limitations.

     For purposes of this Agreement:

          "Trigger Price" for any Pricing Period shall mean the greater of (i) the Company Designated Minimum Put Share Price, plus $.25, or (ii) the Company Designated Minimum Put Share Price divided by .91.

          An "Excluded Day" shall mean each Business Day during a Pricing Period where the lowest intra-day trading price of the Common Stock is less than the Trigger Price.

          An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.

                    (c) Put Share Price. The purchase price for the Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $.25, or (ii) 91% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

                    (d) Delivery of Put Notice. After delivery of an Advance Put Notice, on the Put Date specified in the Advance Put Notice the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as Exhibit G) to Investor stating (i) the Put Date, (ii) the Intended Put Share Amount as specified in the Advance Put Notice (such exercise a "Put"), (iii) the Company Designated Maximum Put Dollar Amount (if applicable), and (iv) the Company Designated Minimum Put Share Price (if
applicable).   In order to effect delivery of the Put Notice, the Company shall (i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as Exhibit H) of the Put Notice to Company specifying that the Put Notice has been received and affirming the Put Date and the Intended Put Share Amount.

                    (e) Delivery of Required Put Documents. On or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.5 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specified by the Investor, the Put Shares of Common Stock shall be transmitted electronically pursuant to such electronic delivery system as the Investor shall request; otherwise delivery shall be by physical certificates. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled, unless the Investor agrees to delay the Put Date by up to three (3) Business Days, in which case the Pricing Period begins on the Business Day following such new Put Date. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date (or new Put Date, if applicable), and the Investor has not agreed in writing to delay the Put Date, the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.11, the Company shall pay the Investor $2,500 for its reasonable due diligence expenses incurred in preparation for the canceled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled, unless otherwise agreed by the Investor.

                    (f) Limitation on Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of Put Shares acquired by the Investor pursuant to this Agreement during the 31 days preceding the Put Date with respect to which this determination of the permitted Intended Put Share Amount is being made, would exceed 9.99% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by
Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 31 calendar days preceding such date, would have acquired more than 9.99% of the Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."

               2.3.2  Termination of Right to Put.   The Company's right to
require the Investor to purchase any subsequent Put Shares shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

                    (a) the Company shall not exercise a Put or any Put thereafter if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

                    (b) the Company shall not exercise a Put or any Put thereafter, on any date after a cumulative time period or series of time periods, consisting only of Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months;

                    (c) the Company shall not exercise a Put or any Put thereafter if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

                    (d) the Company shall not exercise a Put after the sooner of (i) the date that is three (3) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount; and

                    (e) the Company shall not exercise a Put after the Company has breached any covenant in Section 2.6, Section 6, or Section 9 hereof.

                    (f) if no Registration Statement has been declared effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.

               2.3.3 Put Limitations. The Company's right to exercise a Put shall be limited as follows:

                    (a) notwithstanding the amount of any Put, the Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount;

                    (b) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

                    (c) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

                    (d) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

                    (e) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which a Major Transaction has occurred during the Extended Put Period.

               2.3.4 Conditions Precedent to the Right of the Company to Deliver an Advance Put Notice or a Put Notice and the Obligation of the Investor to Purchase Put Shares. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions:

                    (a) the Company's Common Stock shall be listed for and actively trading on the Nasdaq Small Cap Market, the Nasdaq National Market, the O.T.C. Bulletin Board, or the New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

                    (b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

                    (c) the representations and warranties of the Company are true and correct in all material respects as if made on such date and the conditions to Investor's obligations set forth in this Section 2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Investor;

                    (d) the Company shall have reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

                    (e) the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement; and

                    (f) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.11, if the Company's Common Stock is listed on the NASDAQ Small Cap Market or the NASDAQ National Market System (the "NMS"), and such approval is required by the rules of the NASDAQ.

               2.3.5 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor (or in the case of the Unlegended Share Certificates, to the Escrow Agent in conformity with the Escrow Agreement) of each of the following (the "Required Put Documents") on or before the applicable Put Date:

                    (a) a number of Unlegended Share Certificates (or freely tradeable electronically delivered shares, as appropriate) equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate;

                    (b) the following documents: Put Opinion of Counsel, Officer's Certificate, Put Notice, Factual Representation of Counsel, and any report or disclosure required under Section 2.3.6 or Section 2.5;

                    (c) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

               2.3.6  Accountant's Letter and Factual Representation of
Counsel.

                    (a) The Company shall have caused to be delivered to the Investor, (i) whenever required by Section 2.3.6(b) or by Section 2.5.3, and
(ii) on the date that is three (3) Business Days prior to each Put Date (the "Factual Representation of Counsel Deadline"), an statement of the Company's independent counsel, in substantially the form of Exhibit R (the "Factual Representation of Counsel"), addressed to the Investor stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that have caused it to believe that the Registration Statement is subject to an Ineffective Period or to believe that the Registration Statement, any Supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Factual Representation of Counsel cannot be delivered by the Company's independent counsel to the Investor on the Factual Representation of Counsel Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Factual Representation of Counsel and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Cancellation Notice to the Investor pursuant to Section 2.3.11 by facsimile and overnight courier by the end of that Business Day.

                    (b) (i) the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor such a report addressed to the Investor, on the date that is three (3) Business Days prior to each Put Date.

                         (ii)  in the event that the Investor shall have
requested delivery of an Agreed Upon Procedures Report pursuant to Section 2.5.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this
Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

               2.3.7 Investor's Obligation and Right to Purchase Shares. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

               2.3.8 Mechanics of Put Closing. Each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in Sections 2.3.4 and 2.3.5, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is five (5) Business Days following the applicable Pricing Period End Date (the
"Payment Due Date") at the offices of Investor.   On each or before each
Payment Due Date, the Investor shall deliver to the Company, in the manner specified in Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the

Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

     If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%) per month; provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law.

               2.3.9 Limitation on Short Sales. The Investor and its Affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any short exempt sale or any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Put Notice.

               2.3.10  Cap Amount.   Unless the Company has obtained
Stockholder 20% Approval as set forth in Section 6.11 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

               2.3.11  Put Cancellation.

                    (a) Mechanics of Put Cancellation. If at any time during a Pricing Period the Company discovers the existence of Material Facts or any Ineffective Period or Delisting Event occurs, the Company shall cancel the Put (a "Put Cancellation"), by delivering written notice to the Investor (the "Put Cancellation Notice"), attached as Exhibit Q, by facsimile and overnight courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Investor, if such notice is received by the Investor by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Investor after 6:00 p.m., New York, NY time.

                    (b) Effect of Put Cancellation. Anytime a Put Cancellation Notice is delivered to Investor after the Put Date, the Put, shall remain effective with respect to a number of Put Shares (the "Truncated Put Share Amount") equal to the Individual Put Limit for the Truncated Pricing Period.

                    (c) Put Cancellation Notice Confirmation. Upon receipt by the Investor of a facsimile copy of the Put Cancellation Notice, the Investor shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation," a form of which is attached as Exhibit S) of the Put Cancellation Notice to the Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date.

                    (d) Truncated Pricing Period.      If a Put Cancellation
Notice has been delivered to the Investor after the Put Date, the Pricing Period for such Put shall end at on the close of trading on the last full trading day on the Principal Market that ends prior to the moment of initial delivery of the Put Cancellation Notice (a "Truncated Pricing Period") to the Investor.

               2.3.12  Investment Agreement Cancellation.   The Company may
terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.11.

               2.3.13 Return of Excess Common Shares. In the event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor.

          2.4  Warrants.

               2.4.1 Commitment Warrants. In partial consideration hereof, following the execution of the Letter of Agreement dated on or about May 31, 2000 between the Company and the Investor, the Company issued and delivered to Investor or its designated assignees, warrants (the "Commitment Warrants") in the form attached hereto as Exhibit U, or such other form as agreed upon by the parties, to purchase 500,000 shares of Common Stock, subject to the terms
of the Commitment Warrant.   Each Commitment Warrant shall be immediately
exercisable in accordance with its terms, and shall have a term beginning on the date of issuance and ending on date that is five (5) years thereafter.
The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Commitment Warrant and the issuance of the common stock upon exercise of the Commitment Warrant.

     Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is or is not declared effective by the SEC, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

               2.4.2 Purchase Warrants. Within five (5) Business Days of the end of each Pricing Period, the Company shall issue and deliver to the Investor a warrant ("Purchase Warrant"), in the form attached hereto as Exhibit D, or such other form as agreed upon by the parties, to purchase a number of shares of Common Stock equal to 15% of the Put Share Amount for that Put. Each Purchase Warrant shall be exerciseable at a price (the "Purchase Warrant Exercise Price") which shall initially equal 110% of the Market Price for the applicable Put. Each Purchase Warrant shall be immediately exercisable at the Purchase Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on the date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

          2.5     Due Diligence Review.   The Company shall make available for
inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                       2.5.1 Treatment of Nonpublic Information. The Company shall not disclose nonpublic information to the Investor or to its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Investor and such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Investor and its advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of nonpublic information) in form reasonably satisfactory to the Company and the Investor.

        Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section
2.5 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Investor prior to disclosure of such information.

               2.5.2 Disclosure of Misstatements and Omissions. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

               2.5.3 Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

                         (a) the Company shall file with the SEC an amendment
to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or

                         (b) if the Company disputes the existence of any such
material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's counsel with a Factual Representation of Counsel and
(ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("Agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

          2.6 Commitment Payments.

     On the last Business Day of each six (6) Calendar Month period following the Effective Date (each such period a "Commitment Evaluation Period"), if the Company has not Put at least $1,000,000 in aggregate Put Dollar Amount during that Commitment Evaluation Period, the Company, in consideration of Investor's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Investor an amount (the "Semi-Annual Non-Usage Fee") equal to the difference of (i) $100,000, minus (ii) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during that Commitment Evaluation Period.
In the event that the Company delivers a Termination Notice to the Investor or an Automatic Termination occurs, the Company shall pay to the Investor (the "Termination Fee") the greater of (i) the Semi-Annual Non-Usage Fee for the applicable Commitment Evaluation Period, or (ii) the difference of (x)

$200,000, minus (y) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during all Puts to date, and the Company shall not be required to pay the Semi-Annual Non-Usage Fee thereafter.

     Each Semi Annual Non-Usage Fee or Termination Fee is payable, in cash, within five (5) business days of the date it accrued. The Company shall not be required to deliver any payments to Investor under this subsection until Investor has paid all Put Dollar Amounts that are then due.

     3. Representations, Warranties and Covenants of Investor. Investor hereby represents and warrants to and agrees with the Company as follows:

          3.1 Accredited Investor. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

          3.2 Investment Experience; Access to Information; Independent Investigation.

               3.2.1 Access to Information. Investor or Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

               3.2.2 Reliance on Own Advisors. Investor has relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

               3.2.3 Capability to Evaluate. Investor has such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

               3.2.4 Disclosure Documents. Investor, in making Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that (a) Investor has received and had an opportunity to review (i) the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999,
(ii) the Company's quarterly report on Form 10-QSB for the quarters ended March 31, 2000, and December 31, 1999, (iii) the Risk Factors, attached as Exhibit J, (the "Risk Factors") (iv) the Capitalization Schedule, attached as Exhibit K, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit L, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in
(a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this

Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.

               3.2.5 Investment Experience; Fend for Self. Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an "Accredited Investor" by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.

          3.3  Exempt Offering Under Regulation D.

               3.3.1 No General Solicitation. The Investment Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation,
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               3.3.2 Restricted Securities. Investor understands that the Investment Agreement is, the Common Stock and Warrants issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               3.3.3 Disposition. Without in any way limiting the representations set forth above, Investor agrees that until the Securities are sold pursuant to an effective Registration Statement or an exemption from registration, they will remain in the name of Investor and will not be
transferred to or assigned to any broker, dealer or depositary.   Investor
further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

                    (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

                    (b) (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

          The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

          3.4  Due Authorization.

               3.4.1 Authority. The person executing this Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

               3.4.2 Due Authorization. Investor is duly and validly organized, validly existing and in good standing as a limited liability company under the laws of Georgia with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

               3.4.3 Partnerships. If Investor is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Investor (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

               3.4.4 Representatives. If Investor is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Investor is so purchasing.

     4.     Acknowledgments.  Investor is aware that:

          4.1 Risks of Investment. Investor recognizes that an investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

          4.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

          4.3 No Registration, Restrictions on Transfer. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

          4.4 Restrictions on Transfer. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

          4.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

          4.6 Exempt Transaction. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

          4.7 Legends. The certificates representing the Put Shares shall not bear a legend restricting the sale or transfer thereof ("Restrictive Legend"). The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of
Section 6.8 below, shall bear the following legend (the "Legend"):

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

     5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and agrees with Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as Exhibit C:

          5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, The National Association of Securities Dealer, Inc., The Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon the Company or the market for the Common Stock. The Company has the following subsidiaries:

          5.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects since the dates of such Disclosure Documents. The financial statements as contained in the 10-KSB and 10-QSB have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended,. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The

Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

          5.3 Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

          5.4 Valid Issuance of Common Stock. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

          5.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights

Agreement, or (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

          5.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Common Stock is duly listed on the NASDAQ Small Cap Market. The Company is not in violation of the listing requirements of the NASDAQ Small Cap Market and does not reasonably anticipate that the Common Stock will be delisted by the NASDAQ Small Cap Market for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

          5.7 Capitalization. The capitalization of the Company as of the date hereof is, and the capitalization as of the Closing, subject to exercise of any outstanding warrants and/or exercise of any outstanding stock options, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in Exhibit K. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

          5.8 Intellectual Property. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. Exhibit M lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in Exhibit M. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Exhibit M. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

          5.9 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit L hereto. These purposes and amounts are estimates and are subject to change without notice to any Investor.

          5.10 No Rights of Participation. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

          5.11 Company Acknowledgment. The Company hereby acknowledges that Investor may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Investor has made no representations or warranties, either written or oral, as to how long the Securities will be held by Investor or regarding Investor's trading history or investment strategies.

          5.12 No Advance Regulatory Approval. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

          5.13 Underwriter's Fees and Rights of First Refusal. Except as otherwise disclosed to the Investor, the Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Investor in connection with this Offering.

          5.14 Availability of Suitable Form for Registration. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

          5.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of the SEC, provided, however, that the Company has disclosed that it has closed or plans to close the offerings described in the Schedule of Exceptions. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

          5.16 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          5.17 Key Employees. Each "Key Employee" (as defined in Exhibit N) is currently serving the Company in the capacity disclosed in Exhibit N. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

          5.18 Representations Correct. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

          5.19 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          5.20 Transactions With Affiliates. Except as set forth in the Disclosure Documents or the Schedule of Exceptions, as may be updated to reflect subsequent events, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          5.21 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Colorado law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement.

          5.22 Other Agreements. The Company has not, directly or indirectly, made any agreements with the Investor under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

          5.23 Major Transactions. Except as disclosed in the Schedule of Exceptions, there are no other Major Transactions currently pending or contemplated by the Company.

          5.24 Financings. Except as disclosed in the Schedule of Exceptions, there are no other financings currently pending or contemplated by the Company.

          5.25 Shareholder Authorization. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 8,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their
shares in favor of eliminating such prohibitions.   As soon as practicable
after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 8,000,000 shares of Common Stock for issuance under this Agreement.

          5.26  Acknowledgment of Limitations on Put Amounts.   The Company
understands and acknowledges that the amounts available under this Investment Agreement are limited, among other things, based upon the liquidity of the Company's Common Stock traded on its Principal Market.

     6.     Covenants of the Company

          6.1 Independent Auditors. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

          6.2 Corporate Existence and Taxes. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Common Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

          6.3 Registration Rights. The Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.

          6.4 Asset Transfers. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

          6.5  Capital Raising Limitations and Rights of First Offer.

               6.5.1 Capital Raising Limitations. During the period from the date of this Agreement until the date that is ninety (90) days after the Termination Date (the "Limitation Period"), the Company shall not issue or sell, or agree to issue or sell Variable Equity Securities (as defined below), for cash in private capital raising transactions or any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering without obtaining the prior written approval of the Investor of
the Offering.   For purposes hereof, the following shall be collectively
referred to herein as, the "Variable Equity Securities": any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company's Common Stock since date of initial issuance.

               6.5.2 Investor's Right of First Offer. In the event that anytime during the Limitation Period the Company commences or plans to commence negotiations with an investor other than the Investor regarding a private capital raising transaction of common stock or other equity securities, or any debt or equity securities that are convertible or exchangeable into common stock, the Company agrees to use reasonable commercial efforts to promptly notify the Investor of such negotiations or planned negotiations and to negotiate in good faith with the Investor regarding a potential private capital raising transaction to meet the
Company's capital needs. (the "Right of First Offer").   The Investor shall
not be deemed to have a right of first refusal on future financings or other transactions of the Company.

               6.5.3 Exceptions to Capital Raising Limitations and Rights of First Offer. Notwithstanding the above, neither the Capital Raising Limitations nor the Rights of First Offer shall apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors, or a primary underwritten offering of the Company's Common Stock, or the transactions set forth on Schedule 6.5.1. The Capital Raising Limitations and Rights of First Offer also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof,
(b) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, or (c) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes. If the Investor, at any time, is more than five (5) business days late in paying any Put Dollar Amounts that are then due, the Investor shall not be entitled to the benefits of Sections 6.5.1 and 6.5.2 above until the date that the Investor has paid all Put Dollar Amounts that are then due.

          6.6 Financial 10-KSB Statements, Etc. and Current Reports on Form 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

          6.7 Opinion of Counsel. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit B, or in such form as agreed upon by the parties, and shall, concurrent with each Put Date, receive an opinion letter from the Company's legal counsel, in the form attached as
Exhibit I or in such form as agreed upon by the parties.

          6.8 Removal of Legend. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or
(b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

          6.9 Listing. Subject to the remainder of this Section 6.9, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on the NASDAQ Small Cap Market. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the NASDAQ Small Cap Market or to become eligible for and listed and available for trading on the NMS, or the New York Stock Exchange ("NYSE"); and (ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

          6.10 The Company's Instructions to Transfer Agent. The Company will instruct the Transfer Agent of the Common Stock (the "Transfer Agent"), by delivering, within ten (10) Business Days of the date of this Agreement, instructions in the form of Exhibit T hereto, to issue certificates, registered in the name of each Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.8 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections 3.3.2 or 3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) an Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an Investor transfers Securities, pursuant to Rule 144, to a transferee which is an accredited investor, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.10, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.11 Stockholder 20% Approval. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of NASDAQ because the Company's Common Stock is listed on NASDAQ, the Company shall obtain approval of its stockholders to authorize
(i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

          6.12 Press Release. The Company agrees that the Investor shall have the right to review and comment upon any press release issued by the Company in connection with the Offering which approval shall not be unreasonably withheld by Investor.

          6.13 Change in Law or Policy. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor to be unable to perform its obligations hereunder, this Agreement shall be automatically terminated and no Termination Fee shall be due, provided that notwithstanding any termination under this section 6.13, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

     7.     Investor Covenant/Miscellaneous.

          7.1 Representations and Warranties Survive the Closing; Severability. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor, this Agreement shall terminate.

          7.2 Successors and Assigns. This Agreement shall not be assignable without the Company's written consent. If assigned, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Investor may assign Investor's rights hereunder, in connection with any private sale of the Common Stock of such Investor, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

          7.3 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

          7.4 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

          7.5 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Investor such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Investor set forth at the end of this Agreement or such other address and/or facsimile telephone number as Investor may request in writing.

          7.6 Expenses. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

          7.7 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          7.8 Actions at Law or Equity; Jurisdiction and Venue. The parties acknowledge that any and all actions, whether at law or at equity, and whether or not said actions are based upon this Agreement between the parties hereto, shall be filed in any state or federal court sitting in Atlanta, Georgia. Georgia law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole. In any litigation between the parties hereto, the prevailing party, as found by the court, shall be entitled to an award of all attorney's fees and costs of court. Should the court refuse to find a prevailing party, each party shall bear its own legal fees and costs.

     8.     Subscription and Wiring Instructions; Irrevocability.

            (a) Wire transfer of Subscription Funds. Investor shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

            (b) Irrevocable Subscription. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

     9.     Indemnification.

     In consideration of the Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement.

     To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this Section 9 to the extent it is prejudicial.

[INTENTIONALLY LEFT BLANK]

     10.     Accredited Investor.   Investor is an "accredited investor"
because (check all applicable boxes):

     (a)     [  ]     it is an organization described in Section 501(c)(3) of
the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     (b)     [  ]     any trust, with total assets in excess of $5,000,000,
not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

     (c)     [  ]     a natural person, who

             [  ]     is a director, executive officer or general partner of
the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

             [  ]     has an individual net worth, or joint net worth with
that person's spouse, at the time of his purchase exceeding $1,000,000.

             [  ]     had an individual income in excess of $200,000 in each
of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (d)     [  ]     an entity each equity owner of which is an entity
described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

     (e)     [  ]     other [specify]
__________________________________________________________.

     The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

     IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 21st day of  July, 2000.


SWARTZ PRIVATE EQUITY, LLC


By: ____________________________________
          Eric S. Swartz, Manager


SECURITY DELIVERY INSTRUCTIONS:
Swartz Private Equity, LLC
C/o Eric S. Swartz
200 Roswell Summit, Suite 285
1080 Holcomb Bridge Road
Roswell, GA 30076
Telephone: (770) 640-8130


THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF THE MAXIMUM OFFERING AMOUNT ON THE 21st DAY OF JULY, 2000.


                              DELTA PETROLEUM CORPORATION



                              By: ___________________________________
                                   Aleron H. Larson, Jr., CEO

                         Address:
                              Attn: Aleron H. Larson, Jr.
                              17th Street, Suite 3310
                              Denver, CO  80202
                              Telephone: (303) 293-9133
                              Facsimile:  (303) 298-8251

                                                                    EXHIBIT A

                           REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of July 21, 2000, by and among Delta Petroleum Corporation, a corporation duly incorporated and existing under the laws of the State of Colorado (the "Company"), and the subscriber as named on the signature page hereto (hereinafter referred to as "Subscriber").

                                   RECITALS:

     WHEREAS, pursuant to the Company's offering ("Offering") of up to Twenty Million Dollars ($20,000,000), excluding any funds paid upon exercise of the Warrants, of Common Stock of the Company pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Subscriber, the Company has agreed to sell and the Subscriber has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount of Twenty Million Dollars ($20,000,000);

     WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Subscriber the Commitment Warrants and, from time to time, the Purchase Warrants, each as defined in the Investment Agreement, to purchase a number of shares of Common Stock, exercisable for five (5) years from their respective dates of issuance (collectively, the "Warrants"); and

     WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Subscriber with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Warrants as set forth in this Agreement.

                                     TERMS:

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

          "Additional Registration Statement" shall have the meaning set forth in Section 3(b).

         "Amended Registration Statement" shall have the meaning set forth in
Section 3(b).

         "Business Day" shall have the meaning set forth in the Investment Agreement.

         "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

         "Common Stock" shall mean the common stock, par value $0.01, of the Company.

         "Due Date" shall mean the date that is one hundred twenty (120) days after the date of this Agreement.

         "Effective Date" shall have the meaning set forth in Section 2.4.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

         "Filing Deadline" shall mean September 30, 2000.

         "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

          "Holder" shall mean Subscriber, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee;

         "Piggyback Registration" and"Piggyback Registration Statement" shall have the meaning set forth in Section 4.

         "Put" shall have the meaning as set forth in the Investment
Agreement.

          "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Securities" shall have the meaning set forth in Section
2.1.

         "Registration Statement" shall have the meaning set forth in Section
2.2.

         "Rule 144" shall mean Rule 144, as amended, promulgated under the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "Subscriber" shall have the meaning set forth in the preamble to this Agreement.

         "Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

         "Warrants" shall have the meaning set forth in the above Recitals.

         "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

     2.     Required Registration.

          2.1 Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Subscriber pursuant to the Investment Agreement, and (ii) issuable or issued upon exercise of the Warrants; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

               (a) any Common Stock which would otherwise be deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Securities Act, including without limitation, pursuant to Rule 144 under the Securities Act; and

               (b) any shares of Common Stock which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

          2.2 Filing of Initial Registration Statement. The Company shall, by the Filing Deadline, file a registration statement ("Registration Statement") on Form S-1 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Subscriber), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Eight Million (8,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act. In the event that the Company has not filed the Registration Statement by the Filing Deadline, then the Company shall pay to "Subscriber an amount equal to $500, in cash, "for each Business Day after the Filing Deadline until such Registration Statement is filed, payable within ten (10) "Business Days following the end of each calendar month in which such payments accrue.

          2.3     [Intentionally Left Blank].

          2.4 "Registration Effective Date. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the"Effective Date") by the Due Date.

          2.5     [Intentionally Left Blank].

          2.6     [Intentionally Left Blank].

          2.7 Shelf Registration. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities are resold pursuant to the Registration Statement.

          2.8 Supplemental Registration Statement. Anytime the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities

Act with respect to the disposition of all such Registrable Securities and shall use its commercially reasonable efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

     3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and reasonably possible:

          (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective until all Registrable Securities are resold pursuant to such Registration Statement, notwithstanding any Termination or Automatic Termination (as each is defined in the Investment Agreement) of the Investment Agreement.

          (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement,"Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e)     [Intentionally Omitted].

          (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its commercially reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

          (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

          (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

          (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least ten (10) business days advance written notice prior to such filing.

          (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

          (k) Use its commercially reasonable efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is listed.

     4. Piggyback Registration. If anytime prior to the date that the Registration Statement is declared effective or during any Ineffective Period (as defined in the Investment Agreement) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a"Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

     5. Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

     6. Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 or Section 4 by Holders do not constitute"Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Securities Act, by virtue of Rule 144 or similar provisions.

     7. Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

     8. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

     9. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

          (b) Each Holder of any securities included in such registration being effected shall indemnify and hold harmless the Company, its directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act) the Company or such other indemnified party, against any liability, joint or several, to which any such indemnified party may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Holder specifically for use therein. Such Holder shall reimburse any indemnified party for any legal fees incurred in investigating or defending any such liability; "provided, "however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the securities sold in any such registration.

          (c)     Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

          (d) In the event that the indemnity provided in paragraphs (a) and/or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively"Losses") to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e)     The obligations of the Company and Holders under this
Section 9 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

     10. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

          (b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

     11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

     12. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Delta Petroleum Corporation.; Attn: Aleron
H. Larson, Jr., CEO; 555 17th Street, Suite 3310, Denver, CO 80202; Telephone:
(303) 293-9133, Facsimile: (303) 298-8251 (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

     13. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination
(ii) other indemnification obligations under this Agreement.

     14. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee or a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by the federal or state courts located in "Fulton County, Georgia.

     16. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     17. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

     18. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

     19. Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 21st day of July, 2000.

                              DELTA PETROLEUM CORPORATION

                              By: ______________________________
                                   Aleron H. Larson, Jr., CEO

                         Address:
                              555 17th Street, Suite 3310
                              Denver, CO 80202
                              Telephone: (303) 293-9133
                              Facsimile: (303) 298-8251

                                   SUBSCRIBER:
                                   SWARTZ PRIVATE EQUITY, LLC.

                                   By: ________________________________
                                        Eric S. Swartz, Manager

                      Address:     1080 Holcomb Bridge Road
                                   Bldg. 200, Suite 285
                                   Roswell, GA  30076
                                   Telephone: (770) 640-8130
                                   Facsimile:  (770) 640-7150

                                                                  EXHIBIT B




                              July 21, 2000

Swartz Private Equity, LLC
1080 Holcomb Bridge Road
200 Roswell Summit, Suite 285
Roswell, Georgia 30076

             Re: Delta Petroleum Corporation/Private Equity Line Commitment Opinion

Ladies and Gentlemen:

     We have acted as special counsel to Delta Petroleum Corporation, a Colorado corporation (the "Company"), in connection with certain aspects of that certain Investment Agreement dated July 21, 2000 by and between you and the Company (the "Investment Agreement"), including, but not limited to, the issuance and sale of shares of the Company's common stock (the "Common Stock") to you pursuant to the terms and conditions thereof. This opinion is being delivered to you pursuant to Section 6.8 of the Investment Agreement. Capitalized terms utilized herein without definition have the respective meanings ascribed to them in the Investment Agreement and the Registration Rights Agreement between the parties of even date therewith.

         In rendering this opinion, we have examined originals or copies, certified or otherwise identified to us, of the following documents, corporate records and other instruments: (i) the Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company; (ii) the Bylaws of the Company as in effect on July 21, 2000 as certified by an officer of the Company; (iii) a certificate dated July 21, 2000 by the Colorado Secretary of State regarding the existence and good standing of the Company as a corporation under the laws of the State of Colorado; (iv) the minute books of the Company, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on July 21, 2000;
(v) the Investment Agreement; (vi) the Registration Rights Agreement; and
(vii) the Warrants. The foregoing are sometimes referred to in this letter as the Transaction Documents.

     We have also examined, relied upon and assumed the accuracy, where appropriate, of the representations and warranties of the Company and the other parties thereto contained in the Transaction Documents as to matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we have, when appropriate, relied upon the representations of each party made in the Investment Agreement and other Transaction Documents and certificates or statements of public officials and officers and agents of the Company, and we have assumed that any certificates or statements of public officials dated earlier than the date hereof are accurate on the date hereof as if made on and as of such date.

     In our examination of all of the documents described above, including, but not limited to, the Transaction Documents, we have assumed the genuineness of all signatures of parties other than the Company, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as copies.

     With respect to our opinions in paragraph 4 hereof that the Common Stock, when issued and paid for upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly executed and delivered; (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms; (iii) the consideration paid and to be paid for the shares of such Common Stock (including, but not limited to, those shares which may be issued pursuant to the cashless exercise provisions of the Warrants) is adequate; and (iv) the consideration has actually been received by the Company. It should be noted that we are not aware of any reported Colorado cases that directly pertain to the adequacy of consideration paid for shares of stock that are issued pursuant to cashless exercise provisions of warrants or similar rights and we express no opinion as to how a Colorado court would answer that question.

     In addition, we have assumed that the representations and warranties as to factual matters and acknowledgments made by you in the Investment Agreement are true. We have also assumed that you have received all of the documents that you were required to receive pursuant to the Investment Agreement.

     The opinions contained herein are limited to the laws of the State of Colorado and the Federal laws of the United States. We express no opinion as to the laws of any other state or jurisdiction of the United States or of any foreign jurisdiction. We have made no inquiry as to the laws and regulations of any other jurisdiction or jurisdictions or as to laws relating to choice of law or conflicts of law principles.

     Based upon the foregoing and subject to the limitations and qualifications set forth herein, we are of the opinion that:

         1. Based solely upon a Certificate of Good Standing issued by the Colorado Secretary of State as of July 21, 2000, the Company is duly incorporated and validly existing under the laws of the State of Colorado and has the requisite power and authority, corporate or otherwise, to carry on its business as currently conducted.

         2. The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of the Common Stock upon exercise of the Warrants have been duly approved by all required corporate action on the part of the Company, and except for the approval by the Company's shareholders of the issuance of the Common Stock in excess of the Cap Amount, no further consents of the Company or its Board of Directors or shareholders are required.

     3. The authorized capital stock of the Company consists of 300,000,000 shares of $0.01 par value Common Stock and 3,000,000 shares of $0.10 par value Preferred Stock.

     4. When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will, upon the Company's receipt of payment in full for such shares, be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, free of all statutory or, to our knowledge, preemptive or similar rights.

     5. The Investment Agreement, the Registration Rights Agreement and the Irrevocable Instructions to Transfer Agent have been duly executed and delivered and are valid and binding obligations of the Company, enforceable in accordance with their respective terms.

     6. Assuming that (a) you are an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Securities Act"), (b) you are acquiring the subject securities from the Company for investment purposes and without a view to distribution other than pursuant to a valid registration statement covering the resale of such securities and (c) you factually meet the other requirements of a purchaser under Section 4(2) of the Securities Act, it will not be necessary, in connection with the execution of the Investment Agreement and the issuance and sale to you of the Put Shares, to register such securities under the Securities Act or, to the best of our knowledge, under the registration provisions of any state, and such execution, issuance and sale are exempt from such registration under Sections 4(2) and/or 4(6) and/or Rule 506 promulgated under the Securities Act.

     7. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents will not materially violate the Articles of Incorporation or Bylaws of the Company, or result in a violation of any Federal law, rule or regulation (or any order, judgment or decree known to us) of a type generally recognized as being directly applicable to the Company and the transactions contemplated by the Transaction Documents. It should be noted in that regard, however, that the Transaction Documents require the delivery of share certificates for Put Shares before the payment for such shares is actually received by the Company. Under Colorado law, these shares will not be considered to be fully paid and nonassessable until such time as the Company actually receives payment in full of the amount specified in the Transaction Documents.

     The opinions set forth above are subject to the following limitations:

     (a) Our opinion in paragraph 5 above as to the enforceability of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors, (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law and the exercise of judicial discretion in granting equitable remedies, and (iii) such opinion does not mean that (a) any particular remedy is available upon a material default or
(b) that a court will enforce every provision of a contract exactly as it is written. In addition, certain provisions of the Transaction Documents (including, without limitation, indemnification provisions and provisions in the nature of liquidated damages or penalties) may not be enforceable in whole or in part under the laws or public policies of the United States and the State of Colorado.

     (b) We have assumed (i) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto other than the Company, enforceable in accordance with their respective terms; (ii) that the parties to the Transaction Documents, other than the Company, have the requisite corporate power and authority to enter into such agreements and to perform their respective obligations thereunder; and (iii) that each of the parties to the Transaction Documents, other than the Company, has duly authorized, executed and delivered the Transaction Documents. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

     (c) We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

     (d) We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

     (e) We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

     (f) We express no opinion on limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damages suffered by the aggrieved party as a result of the delinquencies or defaults.

     (g) We express no opinion with respect to any application of the usury laws of any jurisdiction.

     (h) We express no opinion as to the validity, binding effect or enforceability of the Transaction Documents in connection with willful acts or negligence of the indemnified party, or any provisions of the Transaction Documents relating to indemnification.

     (i) We express no opinion as to the effect of any laws, rules or regulations relating to any patent, trademark, copyright, or communications matters.

     This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the United States and the State of Colorado as currently in effect, and does not include an interpretation or statement concerning the laws of any other state or jurisdiction.

     The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Transaction Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

     In addition to the legal opinions set forth above, you have asked us to make certain factual representations to you based upon our present actual knowledge of certain facts as they pertain to the Company. With respect to the factual representations set forth below, you are advised that whenever we state that such representation is made "to the best of our knowledge," we have made such representation in reliance upon (a) our actual knowledge of only those facts of which we have actually been made consciously aware in the course of our representation of the Company as its counsel, (b) our review of the documents specified above with respect to the legal opinions expressed in this letter and (c) our inquiry of the Company to ascertain the accuracy of the factual representations made by us; however, we have no reason to believe that such reliance is improper. In making the factual representations referred to below, we have not undertaken an independent investigation or other examination of the records of any court, administrative tribunal or similar entity, and, except for those documents specifically referred to in this letter as having been reviewed by us for the purposes of expressing the opinions contained herein, we have not attempted to reevaluate for the purposes of this letter any agreement, contract or other instrument to which the Company is a party.

     Subject to the limitation that no legal opinion is being expressed with respect to any of the matters set forth below, and subject further to all of the limitations and qualifications set forth in this letter with respect to both legal opinions and factual representations, you are advised of the following:

    (a) We are not aware of any jurisdictions (other than those in which the Company is currently qualified to do business) where the qualification to do business as a foreign corporation is required for the Company to conduct its business as it is currently conducted and where the failure of the Company to become qualified would have a material adverse effect on the business or operations of the Company.

    (b) During the course of our representation of the Company in connection with the Transaction Documents, nothing has come to our attention which causes us to believe that the Transaction Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

    (c) To the best of our knowledge, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents will not violate, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which its property is bound or any material agreement, indenture or instrument entered into subsequent thereto of which we are aware.

    (d) Assuming and relying upon the accuracy of your representations and covenants in the Investment Agreement, to the best of our knowledge the Company is not required to obtain the consent, approval or action of, or to make any filings with, or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except as may have been duly obtained or made, as the case may be (other than SEC, NASD and/or state securities filings, any registration statement under the Act which may be filed pursuant to the Transaction Documents and authorization by the Company's shareholders of the issuance of securities pursuant to the Transaction Documents) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the securities in accordance with the terms of the Transaction Documents.

    (e) To the best of our knowledge, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened, with respect to the Company or any of its operations, business, properties or assets, except as may be described in the Company's periodic and other reports filed under the Exchange Act, or individually or in the aggregate, that now has, and could not reasonably be expected to have, a material adverse effect upon the operations, business, properties or assets of the Company.

    (f) To the best of our knowledge, the outstanding capital stock of the Company is set forth in the Capitalization Schedule included as an exhibit to the Investment Agreement.

     This opinion is governed by, and shall be construed in accordance with, the Legal Opinion Accord of the ABA Section of Business Law (1991). We are only licensed to practice law in the State of Colorado and express no opinion as to any state or local laws, rules or regulations of any jurisdiction other than the State of Colorado; and we express opinions on applicable Federal law only to the extent that such opinions do not relate to matters involving FCC, patent or copyright law. This opinion speaks only as of its date, is for your use only and is not to be relied upon or provided to any other person without our express written consent.

                              Very truly yours,

                              KRYS BOYLE FREEDMAN & SAWYER, P.C.
                              By



                               /s/ Stanley F. Freedman, P.C.
                                   Stanley F. Freedman, P.C.

                                                                  EXHIBIT C

                         SCHEDULE OF EXCEPTIONS




         None.

                                                                  EXHIBIT D


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH UNDER THAT CERTAIN INVESTMENT AGREEMENT BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT J.

Warrant to Purchase
      "N" shares                                  Warrant Number ____

                        Warrant to Purchase Common Stock
                                       of
                           DELTA PETROLEUM CORPORATION

     THIS CERTIFIES that Swartz Private Equity, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from Delta Petroleum Corporation, a Colorado corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period"); provided, that, with respect to each "Put," as that term is defined in that certain Investment Agreement (the "Investment Agreement") by and between the initial Holder and Company, dated on or about July 21, 2000, "N" shall equal Fifteen percent (15%) of the number of shares of Common Stock purchased by the Holder in that Put.

     Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1.     Date of Issuance and Term.

     This Warrant shall be deemed to be issued on _____________, ______ ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

     Notwithstanding anything to the contrary herein, the Holder shall not exercise this warrant if and to the extent that the number of shares of Common Stock to be issued to Holder upon such exercise, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns at the time of such exercise, would equal or exceed 4.99% of the number of shares of Common Stock then outstanding, as determined in accordance with Section
13(d) of the Exchange Act (the "4.99% Limitation").   The 4.99% Limitation
shall be conclusively satisfied if the applicable Exercise Notice includes a signed representation by the Holder that the issuance of the shares in such Exercise Notice will not violate the 4.99% Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

     2.     Exercise.

     (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Aleron H. Larson, Jr., 555 17th Street, Suite 3310, Denver, CO 80202; Telephone:(303) 293-9133, Facsimile:(303) 298-8251, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile. The Company shall not be required to deliver the shares of Common Stock to the Holder until the requirements of Section 2(a) above are satisfied.

     (c) Delivery of Shares of Common Stock Upon Exercise. Upon any exercise of this Warrant, the Company shall deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Warrant was exercised, within three (3) trading days of the Date of Exercise (as defined above). Such stock certificates shall not contain a legend restricting transfer if a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or if such shares of Common Stock may be resold pursuant to Rule 144 under the Securities Act of 1933. If the Company has not delivered stock certificates representing the requisite number of shares of Common Stock (unlegended, if so required per the above) within three (3) trading days of the Date of Exercise, the Company shall pay to the Holder liquidated damages equal to $1,000 per day until such share certificates (unlegended, if so required per the above) are received by the Holder.

     (d) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (e) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

     3.     Payment of Warrant Exercise Price.

     The Exercise Price ("Exercise Price"), shall initially equal $Y per share, where "Y" shall equal 110% of the Market Price for the applicable Put (as both are defined in the Investment Agreement).

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (i)     Cash Exercise: cash, bank or cashiers check or wire transfer; or

     (ii) Cashless Exercise: subject to the last sentence of this Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common
Stock computed using the following formula:

                         X = Y (A-B)/A

where:     X = the number of shares of Common Stock to be issued to Holder.

           Y = the number of shares of Common Stock for which this Warrant is being exercised.

               A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average Closing Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

               B = the Exercise Price.

     For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

     Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance be then registered pursuant to an effective registration statement filed pursuant to that certain Registration Rights Agreement dated on or about July 21, 2000 by and among the Company and certain investors, or otherwise be registered under the Securities Act of 1933, as amended.

     4.     Transfer and Registration.

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

     (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about July 21, 2000 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

     5.     Anti-Dilution Adjustments.

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this
Section 5(b).

     (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given ten (10) business days notice to Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a),
(b), (c) (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Warrant. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6.     Fractional Interests.

          No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

     7.     Reservation of Shares.

          The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant and the receipt by the Company of the consideration therefore (whether by virtue of a cash exercise or a cashless exercise), all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8.     Restrictions on Transfer.

          (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

          (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. If the Company reasonably agrees that the evidence provided by Holder is reasonably satisfactory, the Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     9.     Benefits of this Warrant.

          Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

     10.     Applicable Law.

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Georgia, without giving effect to conflict of law provisions thereof.

     11.     Loss of Warrant.

          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12.     Notice or Demands.

          Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of _______, 200_.



                               DELTA PETROLEUM CORPORATION


                               By:  ________________________________
                                       Aleron H. Larson, Jr., CEO

                                     EXHIBIT A

                             EXERCISE FORM FOR WARRANT

TO:  DELTA PETROLEUM CORPORATION

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of Delta Petroleum Corporation, a Colorado corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

     2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

________________________________________________________________________
                                   Signature


________________________________________________________________________
                                   Print Name


________________________________________________________________________
                                    Address

________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________

                                EXHIBIT B

                                ASSIGNMENT

                  (To be executed by the registered holder
                      desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase ____________________ shares of the Common Stock of DELTA PETROLEUM CORPORATION, evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated: _________                         ______________________________
                                         Signature


Fill in for new registration of Warrant:

___________________________________
          Name

___________________________________
          Address

___________________________________
Please print name and address of assignee
(including zip code number)

_______________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________

                                                                  EXHIBIT E

                              ADVANCE PUT NOTICE



DELTA PETROLEUM CORPORATION (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _____________________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about July 21, 2000.


                    Date of Advance Put Notice: ________________________


                    Intended Put Date :_________________________________


                    Intended Put Share Amount: _________________________

                    Company Designation Maximum Put Dollar Amount (Optional):
                    ________________________________________.

                    Company Designation Minimum Put Share Price (Optional):
                    ________________________________________.



                              DELTA PETROLEUM CORPORATION



                              By: ______________________________
                                  Aleron H. Larson, Jr., CEO

                         Address:
                              Attn: Aleron H. Larson, Jr.
                              17th Street, Suite 3310
                              Denver, CO  80202
                              Telephone: (303) 293-9133
                              Facsimile:  (303) 298-8251

                                                                  EXHIBIT F


                        CONFIRMATION of ADVANCE PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
DELTA PETROLEUM CORPORATION's (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about July 21, 2000.


                    Date of Confirmation: _____________________

                    Date of Advance Put Notice: _______________

                    Intended Put Date: ________________________

                    Intended Put Share Amount: ________________

                    Company Designation Maximum Put Dollar Amount (Optional):
                    ________________________________________.

                    Company Designation Minimum Put Share Price (Optional):
                    ________________________________________.

                              INVESTOR(S)

                              ____________________________________
                              Investor's Name

                              By: ________________________________
                                   (Signature)
                    Address:  ____________________________________

                              ____________________________________

                              ____________________________________

                    Telephone No.: ___________________________________

                    Facsimile No.:  ___________________________________

                                                                  EXHIBIT G


                                  PUT NOTICE

DELTA PETROLEUM CORPORATION (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about July 21, 2000.

                    Put Date :_________________

                    Intended Put Share Amount (from Advance Put
                    Notice):_________________ Common Shares


                    Company Designation Maximum Put Dollar Amount (Optional):
                    ________________________________________.

                    Company Designation Minimum Put Share Price (Optional):
                    ________________________________________.



Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.




                              DELTA PETROLEUM CORPORATION


                              By:______________________________
                                   Aleron H. Larson, Jr., CEO

                         Address:
                              Attn: Aleron H. Larson, Jr.
                              17th Street, Suite 3310
                              Denver, CO  80202
                              Telephone: (303) 293-9133
                              Facsimile:  (303) 298-8251

                                                                  EXHIBIT H


                           CONFIRMATION of PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
Delta Petroleum Corporation (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Investor, as of the Put Date, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about July 21, 2000.


                              Date of this Confirmation: ________________


                              Put Date :_________________


                              Number of Put Shares of
                              Common Stock to be Issued: _____________

                              Volume Evaluation Period: _____ Business Days

                              Pricing Period: _____ Business Days



                              INVESTOR(S)

                              ___________________________________
                              Investor's Name

                              By: _______________________________
                                   (Signature)
                    Address:  ___________________________________

                              ___________________________________

                              ___________________________________

               Telephone No.: ___________________________________

               Facsimile No.: ___________________________________

                                                                  EXHIBIT I


                                  [LETTERHEAD]


Swartz Private Equity, LLC
1080 Holcomb Bridge Road
200 Rosewell Summit, Suite 285
Rosewell, GA 30016


          Re:  Delta Petroleum Corporation
               Put Opinion

Gentlepersons,

     We have acted as special counsel to Delta Petroleum Corporation, a Colorado corporation ("Company"), in connection with the Investment Agreement, dated as of July 21, 2000, by and between the Company and Swartz Private Equity, LLC (the "Investment Agreement"), and the issuance and sale of shares of the Company's Common Stock, $0.001 par value ("Common Stock"), provided for thereunder. This opinion is being delivered to you pursuant to Section 2.3.5(b) of the Investment Agreement and speaks only as of the date of this letter. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and the Registration Rights Agreement.

     In connection with and as the basis for these opinions, we have examined originals or copies, certified or otherwise identified to us, of the following documents: (i) the Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company; (ii) the By-laws of the Company as in effect on July 21, 2000 as certified by an officer of the Company; (iii) a certificate dated July 21, 2000 by the Secretary of State of Colorado regarding the existence and good standing of the Company as a corporation under the laws of the State of Colorado; (iv) the Investment Agreement; (v) the Registration Rights Agreement; (vi) Irrevocable Instructions to Transfer Agent; and (vii) the Commitment Warrants and Purchase Warrants (the "Warrants") to purchase the Company's Common Stock to be issued to Swartz Private Equity, LLC (the "Warrant Holder") in accordance with the Investment Agreement. The foregoing are sometimes referred to in this opinion as the "Transaction Documents."

     We have examined, relied upon and assumed the accuracy, where appropriate, of the representations and warranties of the Company and the other parties thereto contained in the Transaction Documents as to the matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we have, when appropriate, relied upon the representations of each party made in, and in connection with, the Investment Agreement and other Transaction Documents and certificates or statements of public officials and officers and agents of the Company, and we have assumed that any certificates or statements of public officials dated earlier than the date hereof are accurate on the date hereof as if made on and as of such date.

     In our examination of all of the documents described above, we have assumed the genuineness of all signatures of parties other than the Company, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as copies.

     With respect to our opinions in paragraph 3 below that the Common Stock, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, may be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly executed and delivered; (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement is in effect and the Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms; (iii) the Company is domiciled in the State of Colorado at the time of the issuance of the Put Shares, the Warrants and the shares which may be exercised upon issuance of the Warrants; (iv) the consideration paid and to be paid for the shares of such Common Stock (including, but not limited to, those shares which may be issued pursuant to the cashless exercise provisions of the Warrants) is adequate; (v) the consideration for the shares of such Common Stock will have actually been received by the Company at the time the shares are issued; and (vi) at the time of issuance, a valid exemption exists under state and federal laws for the issuance of the shares to Swartz Private Equity, LLC.

     In addition, we have assumed that the representations, warranties and covenants as to factual matters and acknowledgments made by Swartz Private Equity, LLC in Sections 3 and 4 of the Investment Agreement are true. We have also assumed that Swartz Private Equity, LLC has received all of the documents that Swartz Private Equity, LLC was required to receive under the Investment Agreement.

     Based upon and subject to the foregoing and the qualifications, limitations and assumptions set forth herein, it is our opinion that, as of the date hereof:

     1. Based solely upon a Certificate of Good Standing issued by the Secretary of State of the State of Colorado as of July 21, 2000, the Company is a corporation duly incorporated and validly existing under the laws the state of Colorado. The Company has the corporate power and authority in the State of Colorado to carry on its business as currently conducted.

     2. The execution, delivery and performance of the Transaction Documents have been duly approved on the part of the Company and, except for approval by the Company's shareholders of any required increase in the Company's authorized capital to facilitate the transactions contemplated by the Transaction Documents, any necessary approval by the Board of Directors to elect to exercise a Put and the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its Board of Directors or shareholders are required under Colorado law. No opinion is expressed with respect to approvals that may be required under applicable stock exchange rules.

     3. Assuming the Company has received the consideration set forth in the Investment Agreement for the Put Shares or upon exercise of the Warrants, as the case may be, when the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, free of all statutory or, to our knowledge, preemptive or similar rights.

     4. The Investment Agreement, the Registration Rights Agreement and the irrevocable Instructions to Transfer Agent have been duly executed and delivered and are valid and binding obligations of the Company, enforceable in accordance with their respective terms.

     5. It will not be necessary, in connection with the issuance and sale of the Put Shares by the Company to Swartz Private Equity, LLC, to register such securities under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, and such issuance and sale are exempt from such registration under Section 4(2) of the Securities Act. The foregoing assumes that i) the representations and warranties of Swartz Private Equity, LLC in the Investment Agreement are accurate; ii) the Securities Act and the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act are not hereafter modified, amended, or repealed; iii) the execution of the Investment Agreement by Swartz Private Equity, LLC is for investment purposes and without a view to distribution in the absence of an effective registration statement covering the resale of the subject securities; iv) Swartz Private Equity, LLC factually meets the financial sophistication requirements of a purchaser under Section 4(2); and
v) no other private offers or sales of securities by the Company are integrated with the sale of the securities contemplated by the Transaction Documents to Swartz Private Equity, LLC. You are informed, however, that the Transaction Documents contemplate the filing of a registration statement in connection with the issuance and sale of the Put Shares by the Company to Swartz Private Equity, LLC in order to allow Swartz Private Equity, LLC to publicly resell such shares, and in the event such registration statement is not declared effective by the Securities and Exchange Commission, the Put Shares will continue to be deemed to be restricted securities and would not be eligible for resale by Swartz Private Equity, LLC in the absence of an effective registration statement covering the resale of such shares or a valid exemption from registration. Further, as Swartz Private Equity, LLC may be deemed to be an underwriter for the purposes of the transactions contemplated by the Transaction Documents, it is likely that Swartz Private Equity, LLC would not be eligible to resell any of the Put Shares in reliance upon Rule 144 promulgated under the Securities Act of 1933.

     6. It will not be necessary, in connection with the issuance and sale of the Warrants, or the issuance of the Common Stock upon exercise of the Warrants, by the Company to Swartz Private Equity, LLC to register such securities under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, and such issuance and sale are exempt from such registration under Section 4(2) and/or Regulation D Rule 506 of the Securities Act. The foregoing assumes that i) Swartz Private Equity, LLC continues to be an "accredited investor" as defined in the Securities Act; ii) the Securities Act and the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act (specifically Regulation D and Rule 506) are not hereafter modified, amended or repealed; iii) Swartz Private Equity, LLC is acquiring the subject securities from the Company for investment purposes and without a view to distribution in the absence of an effective registration statement covering the resale of the subject securities; iv) Swartz Private Equity, LLC factually meets the other requirements of a purchaser under Section 4(2) and/or Regulation D; and v) no other offers or sales of securities by the Company are integrated with the sale of the securities contemplated by the Transaction Documents to Swartz Private Equity, LLC. You are informed, however, that the Transaction Documents contemplate the filing of a registration statement in connection with the issuance of the Common Stock by the Company upon exercise of the Warrants by Swartz Private Equity, LLC in order to allow Swartz Private

Equity, LLC to publicly resell such shares, and in the event such registration statement is not declared effective by the Securities and Exchange Commission, the shares of Common Stock issued upon exercise of the Warrants will continue to be deemed to be restricted securities and would not be eligible for resale by Swartz Private Equity, LLC in the absence of an effective registration statement covering the resale of such shares or a valid exemption from registration. Further, as Swartz Private Equity, LLC may be deemed to be an underwriter for the purposes of the transactions contemplated by the Transaction Documents, it is likely that Swartz Private Equity, LLC would not be eligible to resell any of the shares of Common Stock issued upon exercise of the Warrants in reliance upon Rule 144 promulgated under the Securities Act of 1933.

     The opinions set forth herein are subject to the following qualifications, limitations and assumptions:

     (a) Our opinion in paragraph 4 above as to the enforceability of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors; (ii) general principles of equity, whether such enforceability is considered a proceeding in equity or at law and the exercise of judicial discretion in granting equitable remedies; and (iii) such opinion does not mean that

          (x)  any particular remedy is available upon a material default, or

          (y) that a Court will enforce every provision of a contract exactly as it is written.

     In addition, certain provisions of the Transaction Documents (including, without limitation, indemnification provisions and provisions in the nature of liquidated damages or penalties) may not be enforceable in whole or in part under the laws or public policies of the United States or the State of Colorado.

     (b) We have assumed (i) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto other than the Company, enforceable in accordance with the respective terms; (ii) that the parties to the Transaction Documents, other than the Company, have the requisite power and authority to enter into such agreements and to perform their respective obligations thereunder; (iii) that each of the parties to the Transaction Documents, other than the Company, has duly authorized, executed and delivered the Transaction Documents; (iv) that the actions of parties, other than the Company, under the Transaction Documents are legal and will not violate any laws, statutes, rules or interpretations thereof, of any local, state or federal government or agency thereof; and (v) that the Company is and remains domiciled in the State of Colorado prior to or at the time of issuance of any shares under the Investment Agreement or the Warrants. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

     (c) We express no opinion and assume no responsibility as to the consequences resulting from any legislative act or other change in law occurring after the date of this letter.

     (d) We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

     (e) We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

     (f) We express no opinion on limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damage suffered by the aggrieved party as a result of the delinquencies or defaults.

     (g) We express no opinion with respect to any application of the usury laws of any jurisdiction.

     (h) We have made no independent investigation or inquiry and have relied on the statements of officers of the Company and our examination of the Company's reports filed under the Exchange Act. No inference as to our knowledge of any matters bearing on the accuracy of any such statements should be drawn from the fact of our representation of the Company.

     (i) We express no opinion as to the validity, binding effect or enforceability of the Transaction Documents in connection with willful acts or negligence of the indemnified party, or any provisions of the Transaction Documents relating to indemnification.

     (j) We express no opinion as to the effect of any laws, rules or regulations relating to any patent, trademark, copyright or communications matters.

     (k) Our opinions relate solely to the Company and specifically exclude any and all of its subsidiaries, their respective operations and any agreements, contracts or instruments (including the articles of incorporation and bylaws) of such subsidiaries.

     These opinions are rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. These opinions are based solely upon the laws of the United States and the State of Colorado as currently in effect, and do not include an interpretation or statement concerning the laws of any other state or jurisdiction. Specifically, we call your attention to the fact that the Transaction Documents are stated therein to be governed by the State of Georgia and that we are not admitted to practice law in the State of Georgia. We express no opinion as to the enforceability of the choice of law provisions of such documents under Georgia law. The enforceability opinions contained herein are given on the assumption that the internal laws (as opposed to conflict of law provisions) of the State of Georgia are identical to those of the State of Colorado.

     The opinions expressed herein are given to you solely for your use in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

     In addition to the legal opinions set forth above, you have asked us to make certain factual representations to you based upon our present actual knowledge of certain facts as they pertain to the Company. With respect to the factual representations set forth below, you are advised that whenever we state that such representation is made "to the best of our knowledge," we have made such representation in reliance upon (a) our actual knowledge of only those facts of which we have actually been made consciously aware in the course of our representation of the Company as its securities counsel and such knowledge is limited to matters relating to our representation of the Company in connection with our engagement; (b) our review of the documents specified above with respect to the legal opinions expressed in this letter; and (c) our inquiry of the company to ascertain the accuracy of the factual representations made by us; however, we have no reason to believe that such reliance is improper. In addition, our representations are further limited to matters in which we have been specifically engaged to represent the Company and our representations specifically exclude any agreements, contracts, documents or other instruments which have been provided to us in the course of our representation of the Company, but which we were not engaged to prepare or negotiate. In making the factual representations referred to below, we have not undertaken an independent investigation or other examination of the records of any court, administrative tribunal or similar entity, and, except for those documents specifically referred to in this letter as having been reviewed by us for the purposes of expressing the opinions contained herein, we have not attempted to reevaluate for the purposes of this letter any agreement, contract or other instrument to which the Company is a party.

     Subject to the limitation that no legal opinion is being expressed with respect to any of the matters set forth below, and subject further to all of the limitations and qualifications set forth in this letter with respect to both legal opinions and factual representations, you are advised of the following:

     (a) To the best of our knowledge, the Company is duly qualified as a foreign corporation in every jurisdiction that such qualification is necessary, except where the failure to so qualify would not have a material adverse effect; and

     (b) To the best of our knowledge, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened, with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Company's reports or registration statements filed under the Exchange Act, or such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties or assets of the Company.

                              Very truly yours,

                              KRYS BOYLE FREEDMAN & SAWYER, P.C.



                              By:  /s/ Stanley F. Freedman, P.C.
                                   Stanley F. Freedman, P.C.

SFF/emp

                                                                  EXHIBIT J

                                 RISK FACTORS

     Prospective investors should consider carefully, in addition to the other information in this Prospectus, the following:

     1. Substantial Debt Obligations and Shortages of Funding. As the result of debt obligations that we recently incurred in connection with our purchase of oil and gas properties from Whiting Petroleum, we are obligated to make substantial monthly payments to our lender on a loan which encumbers the production revenue from 11 onshore wells and the offshore Rocky Point and Point Arguello Units. Although we intend to seek outside capital to either refinance the debt or provide a cushion, at the present time we are almost totally dependent upon the revenues that we receive from our oil and gas properties to service the debt. In the event that oil and gas prices and/or production rates drop to a level that we are unable to pay the $150,000 principal and interest minimum payment per month that is required by the debt agreements, it is likely that we would lose our interest in the properties that we recently purchased. In addition, our level of oil and gas activities, including exploration and development of existing properties, and additional property acquisition, will be significantly dependent on our ability to successfully conclude funding transactions. No assurances can be given that any such funding transactions will be completed successfully.

     2. History of Losses; No Assurance of Profitability. We have incurred substantial losses from our operations to date, and at December 31, 1999 we had an accumulated deficit of $21,049,164. During the six months ended December 31, 1999, we had total revenues of $733,834, expenses of $2,204,639 and a net loss for the six months of $1,470,805. During the year ended June 30, 1999, we had total revenues of $1,717,651, expenses of $4,716,410 and a net loss for the year of $2,998,759. During the fiscal year ended June 30, 1998 we had total revenues of $2,163,615, expenses of $3,125,618 and a net loss for the year of $962,003. There are no assurances that we will ever achieve profitability on a consistent basis.

     3. Substantial Cost to Develop Certain of Our Offshore California Properties; Development May Be Adversely Affected by the California Offshore Oil and Gas Energy Resources ("COOGER") Study; Company Holds Minority Interest in Certain Properties and Generally Will Not Control Timing of Development. Certain of our offshore California undeveloped properties, in which we have ownership interests ranging from 2.49% to 24.22%, are attributable to our interests in four of our five federal units (plus one additional lease) located offshore California near Santa Barbara. The cost to develop these properties will be very substantial. The cost to develop all of these offshore California properties in which we own a minority interest, including delineation wells, environmental mitigation, development wells, fixed platforms, fixed platform facilities, pipelines and power cables, onshore facilities and platform removal over the life of the properties (assumed to be 38 years), is estimated to be in excess of $3 billion. Our share of such costs, based on our current ownership interest, is estimated to be over $200 million. Operating expenses for the same properties over the same period of time, including platform operating costs, well maintenance and repair costs, oil, gas and water treating costs, lifting costs and pipeline transportation costs, are estimated to be approximately $3.5 billion, with our share, based on our current ownership interest, estimated to be approximately $300 million. There will be additional costs of a currently undetermined amount to develop the Rocky Point Unit. Each working interest owner will be required to pay its proportionate share of these costs based upon the amount of the interest that it owns. If we are unable to fund our share of these costs or otherwise cover them through farmouts or other arrangements, then we could either forfeit our interest in certain wells or properties or suffer other penalties in the form of delayed or reduced revenues under our various unit operating agreements. There can be no assurance that we can farmout our interests on acceptable terms.

     These units have been formally approved and are regulated by the Minerals Management Service ("MMS") of the federal government. While the federal government has recently attempted to expedite the process of obtaining permits and authorizations necessary to develop the properties, there can be no assurance that it will be successful in doing so. The MMS has initiated the California Offshore Oil and Gas Energy Resources (COOGER) study at the request of the local regulatory agencies of the affected Tri-Counties. The COOGER study seeks to present a long-term regional perspective of potential onshore constraints that should be considered when developing existing undeveloped offshore leases. COOGER will project the economically recoverable oil and gas production from offshore leases which have not yet been developed. These projections will be utilized to assist in identifying a potential range of scenarios for developing these leases. The "worst case" scenario is that no new development of existing offshore leases would occur. If this scenario were ultimately to be adopted by governmental decision makers and the industry as the proper course of action for development, our offshore California properties would in all likelihood have little or no value. We would seek to cause the Federal government to reimburse us for all money spent by us and our predecessors for leasing and other costs and/or for the value of the oil and gas reserves found on the leases through our exploration activities and those of our predecessors.

     We do not act as operator of and, with the exception of Rocky Point, we do not own a controlling interest in any of the offshore California properties and consequently we will generally not control the timing of either the development of the properties or the expenditures for development unless we choose to unilaterally propose the drilling of wells under the relevant operating agreements.

     4.     Substantial Costs to Develop Reserves.   We have significant
undeveloped properties in addition to those in offshore California discussed in #3 above that will require substantial costs to develop. During the year ended June 30, 1999, we participated in the drilling and/or completion/recompletion of four gas wells and seven non-productive wells. We anticipate that we will participate in the drilling of a total of seven to ten new wells during the fiscal year ending June 30, 2000. Although we believe that we will participate in the drilling of additional wells during the current fiscal year, our level of oil and gas activity, including exploration and development and property acquisitions, will be to a significant extent dependent upon our ability to successfully conclude funding transactions, of which there is no assurance.

     We expect to continue incurring costs to acquire, explore and develop oil and gas properties, and management predicts that these costs (together with general and administrative expenses) will be in excess of funds available from revenues from properties owned by us and existing cash on hand. It is anticipated that the source of funds to carry out such exploration and development will come from a combination of our sale of working interests in oil and gas leases, production revenues, sales of our securities and funds from any funding transactions in which we might engage.

     5. Dependence on Oil and Gas Prices. Our current ability to service our debt and our oil and gas exploration and production activities are dependent on the market prices of oil and gas. The prices for oil and gas are dependent on a number of factors, including the extent of domestic production and imports of oil; the competitive position of oil and gas as a source of energy as compared with coal, atomic energy, hydroelectric power and other energy sources; the refining capacity of prospective oil purchasers; the availability and capacity of pipelines and other means of transportation; and the effect of federal and state regulation on production, transportation and sale of oil and gas. Such factors are beyond our control or influence. The volatility of prices of oil and gas, which has been substantial in the past and may continue to be high in the future, may have material effects on our liquidity and capital resources. The Company is currently receiving oil and gas prices in excess of their respective averages during the prior two years. In addition, oil prices are at their highest level in the last ten years. There can be no guarantee that these prices will continue in the future. Additionally, the valuation of our proven and unproven oil and gas properties and our production revenues could vary and fluctuate significantly with changes in oil and gas prices. We have entered into forward sale arrangements to mitigate the risks associated with lower prices, but these arrangements also limit our ability to receive increased revenues from potentially higher prices.

     6. Shares Available for Resale. Of our presently outstanding shares of Common Stock, 914,880 shares of "restricted securities" (the "UFG Owned Shares") are owned by our former parent, Underwriters Financial Group, Inc. ("UFG"), which has filed for protection under federal bankruptcy laws. Under the terms of a settlement agreement reached among us, UFG and Snyder Oil Corporation ("SOCO"), UFG granted a lien to SOCO on the UFG Owned Shares. While the settlement agreement imposes certain restrictions upon the sales of the UFG Owned Shares into the public market in addition to any restrictions provided by SEC Rule 144 for affiliates, SOCO and the Trustee in bankruptcy for UFG intend to effectuate the sale of the UFG Owned Shares as soon as practicable. Subject to these restrictions, all of the UFG Owned Shares are currently eligible for resale. Investors should be aware that such sales of the UFG Owned Shares may, in the future, have a depressive effect on the price of our Common Stock.

     7. Competition. Oil and gas exploration and acquisition of undeveloped properties is a highly competitive and speculative business. We compete with a number of other companies, including major oil companies and other independent operators which may be more experienced and may have greater financial resources. We do not hold a significant competitive position in the oil and gas industry.

     8. Governmental Regulation and Control. Our activities are subject to extensive federal, state, and local laws and regulations controlling not only the exploration for and sale of oil, but also the possible effects of such activities on the environment. Present as well as future legislation and regulations could cause additional expenditures, restrictions and delays in our business, the extent of which cannot be predicted, and may require us to cease operations in some circumstances. In addition, the production and sale of oil and gas are subject to various governmental controls. Because federal energy policies are still uncertain and are subject to constant revisions, no prediction can be made as to the ultimate effect on us of such governmental policies and controls.

     9. Dependence Upon Operators. We currently operate only a small portion of the wells in which we own an interest, and we are dependent upon the operator of the wells that we do not operate to make most decisions concerning such things as whether or not to drill additional wells, how much production to take from such wells, or whether or not to cease operation of certain wells. While we, as a working interest owner, may have some voice in the decisions concerning the wells, we are not the primary decision maker concerning them. Therefore we may be unable to cause wells to be drilled even though we may have the funds with which to pay our proportionate share of the expenses of such drilling.

     10. General Risks Inherent in Oil and Gas Exploration and Operations. Our business is subject to risks inherent in the exploration, development and operation of oil and gas properties, including but not limited to environmental damage, personal injury, and other occurrences that could result in our incurring substantial losses and liabilities to third parties. In our own activities, we purchase insurance against risks customarily insured against by others conducting similar activities. Nevertheless, we are not insured against all losses or liabilities which may arise from all hazards because such insurance is not available at economic rates, because the operator has not purchased such insurance or because of other factors. Any uninsured loss could have a material adverse effect on us.

     11. No Long-Term Contracts. We do not have any long-term supply or similar agreements with governments or authorities pursuant to which we act as producer. We are therefore dependent upon our ability to sell oil and gas at the prevailing well head market price. There can be no assurance that purchasers will be available or that the prices they are willing to pay will remain stable.

     12. Lack of Diversification. Since all of our resources are devoted to one industry, purchasers of our Common Stock will be risking essentially their entire investment in a company that is focused only on oil and gas activities.

    13. Voting Rights. Holders of our Common Stock are not entitled to accumulate their votes for the election of directors or otherwise. Accordingly, the present shareholders will be able to elect all of our directors, and holders of the Common Stock offered hereby will not be able to elect a representative to our Board of Directors. See "DESCRIPTION OF COMMON STOCK."

     14. Lack of Prospective Dividends. There can be no assurance that our proposed operations will result in sufficient revenues to enable us to operate at profitable levels or to generate a positive cash flow. For the foreseeable future, it is anticipated that any earnings which may be generated from our operations will be used to finance our growth and that dividends will not be paid to holders of Common Stock. See "DESCRIPTION OF COMMON STOCK."

     15. No Assurance of a Public Market. Our Common Stock is listed on the Nasdaq Small-Cap Market and trades under the symbol "DPTR." To date, trading volume for our Common Stock has been relatively light. The high sales price during the past year was $5, while the low sales price during the same period was $1-5/8

     16. Agreement with Swartz. We have limited cash resources and would need additional capital to pay our operating costs and service our debt if oil and gas prices drop significantly. It is possible that we might find ourselves in a situation where we might need to rely on the money that we would receive from Swartz under our Investment Agreement if prices fall, but our ability to obtain these funds is subject to certain conditions. These conditions include the effectiveness of this registration statement covering the resale of the shares sold under the Investment Agreement and a limitation on our ability to issue shares based on the volume of trading in our Common Stock. Although we are currently planning to satisfy our future cash requirements from revenues, there can be no assurance that any funds required during the next twelve months or thereafter will be generated from operations or from any of the other potential sources. The lack of additional capital might cause us to lose some of our most productive properties, which would have a material adverse effect on our business.

     17. Dependence on Key Personnel. We currently only have three employees that serve in management roles, and the loss of any one of them could severely harm our business. In particular, Roger Parker is responsible for the operation of our oil and gas business and Aleron H. Larson, Jr. is responsible for our finances. We don't have key man insurance on the lives of either of these individuals.

                                                                  EXHIBIT K


                       DELTA PETROLEUM CORPORATION
                         CAPITALIZATION SCHEDULE
                              JUNE 30, 2000




Common Stock Authorized:            300,000
Common Stock Outstanding:         8,422,079

Preferred Stock Authorized:       3,000,000
Preferred Stock Outstanding:              0

Warrants and Options:

     Outside of Incentive Plan    1,172,500 (see schedule 1)
     Under Incentive Plan:        1,665,866 (see schedule 2)

                                  SCHEDULE 1

Delta Petroleum Corporation
OptIons/Warrants Outstanding
June 30, 2000
Outside Incentive Plan

                            Expiration  Options/Warrants  Option/Warrant   Cash to
   Name                       Date          Granted            Price        Delta

 1 Burdette A. Ogle         08/31/04         100,000          3.0000       300,000.00

 2 Dublin Holdings, Inc.    09/01/97 (1)      50,000          6.0000       300,000.00

 3 Terry D. Enright         06/09/03          10,000          3.5000        35,000.00

 4 Estate of Don Mettler    06/09/03          10,000          3.5000        35,000.00

 5 Howard Jenkins               -    (2)      50,000          6.0000       300,000.00

 7 James S. & Mindy Casse   11/06/00          21,438          6.1250       131,307.75
   Scott E. Salpeter        11/06/00             625          6.1250         3,823.13
   Steven Bronson           11/06/00          35,219          6.1250       215,716.38
   Eric R. Elliott          11/06/00           1,531          6.1250         9,377.38
   Barry F. Booth           11/06/00           1,531          6.1250         9,377.38
   Barry E. Steiner         11/06/00             625          6.1250         3,828.13
   Bruce C. Barber          11/06/00           1,531          6.1250         9,377.38    62,500

 8 Globe Media              04/10/01          27,500          2.5000        68,750.00
                            04/10/01          62,500          3.0000       187,500.00
                            04/10/01          37,500          3.5000       131,250.00
                            04/10/01          37,500          4.0000       150,000.00
                            04/10/02         200,000          2.5000       500,000 00   365,000

 9 Ambir Properties, Inc    10/09/03         250,000          3.5000       875,000.00
    Shareholders            10/09/03         100,000          4.0000       400,000.00
                            10/09/03         100,000          4.5000       450,000.00
                            10/09/03          50,000          5.0000       250,000.00   500,000

10 Bob Webster              02/11/01          25,000          2.1250        53,125.00
                                           ---------                     ------------
                                           1,172,500                    $4,418,437.50
                                           =========                    =============

Average Price per Option outside the Plan                                       $3.77
                                                                        =============

(1) Option expires either the date of expiration or one year after registration whichever is later.
(2) Option expires either the date of expiration or thirty days after registration whichever is later.

                                  SCHEDULE 2

Delta Petroleum Corporation
Options/Warrants Outstanding
June 30, 2000
Inside Incentive Plan


                            Expiration  Options/Warrants  Option/Warrant   Cash to
   Name                       Date          Granted            Price        Delta

 1 Aleron H. Larson, Jr.    09/01/08         519,500          0.0500       25,975.00
                            11/05/09         100,000          1.7500      175,000.00    619,500

 2 Roger A. Parker          09/01/08         280,236          0.0500       14,011.80
                            11/05/09         100,000          1.7500      175,000.00    38O,236

 3 Sheryl Shelton           05/12/09          35,000          1.7500       61,250.00
                            11/05/09          50,000          1.7500       87,500.00     85,000

 4 Leihonie Delisa          12/10/08           1,000          1.5625        1,562.50      1,000

 5 Kevin Nanke              09/01/08           8,900          1.1250       10,012.50
                            09/01/08          20,000          1.1250       22,500.00
                            09/01/08          20,000          1.1250       22,500.00
                            09/01/08          20,000          1.1250       22,500.00
                            09/01/08          30,000          1.1250       33,750.00
                            12/10/08          25,000          1.5625       39,062.50
                            05/12/09         100,000          1.7500      175,000.00
                            11/05/09          75,000          1.7500      131,250.00    298,900

 6 David Castaneda          11/14/06          50,000          2.7500      137,500.00
                            11/14/06          25,000          2.7500       68,750.00
                            11/14/06          25,000          3.7500       93,750.00
                            11/14/06          25,000          4.7500      118,750.00
                            11/14/06          25,000          5.5000      137,500.00
                            11/14/06          50,000          6.0000      300,000.00
                            11/14/06          25,000          9.7500      243,750.00    225,000

 7 Don Metler               11/11/06           7,500          3.3000       24,750.00
                            11/11/06           5,625          3.2100       18,056.25     13,125

 8 Terry D. Enright         11/11/06           7,500          3.3000       24,750.00
                            12/31/06           7,500          3.1500       23,625.00     15,000

 9 Jerrie Eckelberger       12/31/06           1,875          2.9800        5,587.50
                            12/31/07           7,500          1.8800       14,100.00
                            08/30/09           8,750          1.3600       11,900.00
                            11/20/10          10,000          1.3000       13,000.00     28,125
                                           ---------                   -------------
                                           1,665,886                   $2.232,643.05
                                           =========                   =============

Average Price per Option inside the Plan                                       $1.34
                                                                       =============

Average Price per Option inside and outside the Plan                           $2.34
                                                                       =============

                                                                  EXHIBIT L


                           USE OF PROCEEDS STATEMENT


The Company plans to use the proceeds of this Offering for working capital, debt retirement, property acquisitions and such other uses as the Company may deem appropriate.

                                                                  EXHIBIT M


                        INTELLECTUAL PROPERTY SCHEDULE




        None

                                                                  EXHIBIT N


                       DELTA PETROLEUM CORPORATION
                             KEY EMPLOYEES


Aleron H. Larson, Jr.                Chairman, Secretary, Treasurer, CEO

Roger A. Parker                      President, COO

                                                                  EXHIBIT Q

                              PUT CANCELLATION NOTICE


DELTA PETROLEUM CORPORATION (the "Company") hereby cancels the Put specified below, pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about July 21, 2000, as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Investor), provided that such cancellation shall not apply to the number of shares of Common Stock equal to the Truncated Put Share Amount (as defined in the Investment Agreement).




                              Cancellation Date: _______________________

                              Put Date of Put Being Canceled: __________

                              Number of Shares Put on Put Date: ________

                              Reason for Cancellation (check one):

                              [   ] Material Facts, Ineffective Registration
                                    Period.

                              [    ] Delisting Event


The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Investor before effecting the next Put.




                              DELTA PETROLEUM CORPORATION



                              By:_____________________________________
                                   Aleron H. Larson, Jr., CEO

                         Address:
                              Attn: Aleron H. Larson, Jr.
                              555 17th Street, Suite 3310
                              Denver, CO  80202
                              Telephone: (303) 293-9133
                              Facsimile:  (303) 298-8251

                                                                  EXHIBIT R

                               [ LETTERHEAD ]

Swartz Private Equity, LLC
1080 Holcomb Bridge Road
200 Roswell Summit, Suite 285
Roswell, Georgia 30076

                  Re: Delta Petroleum Corporation/ Private Equity Line Registration Factual Certificate

        We have acted as special counsel to Delta Petroleum Corporation, a Colorado corporation (the "Company"), in connection with certain aspects of that certain Investment Agreement dated July 21, 2000 by and between you and the Company (the "Investment Agreement"), including, but not limited to, the issuance and sale of shares of the Company's common stock to you pursuant to the terms and conditions thereof.

        In connection with the Investment Agreement, you have asked us to make certain factual representations to you based upon our present actual knowledge of certain facts as they pertain to the Company. You have informed us that the sole purpose of this letter is for you to have written assurance from us as counsel to the Company that we are not consciously acting in concert with the Company to make some misstatement of a material fact in the Company's registration statement to be filed with the Securities and Exchange Commission pursuant to the Investment Agreement that we actually know at the time is false, or consciously acting in concert with the Company to omit to state a material fact of which we are aware and which we know at the time is necessary to be disclosed in order to make the statements made in such registration statement, in light of the circumstances under which they are made, not misleading. We have informed you that we would not be willing to make these requested factual representations unless you execute and deliver the "Covenant Not to Sue" which is attached hereto as Exhibit A.

        With respect to the factual representation set forth herein, you are advised that we have made such representation in reliance upon our actual knowledge of only those facts of which we have actually been made consciously aware in the course of our representation of the Company as its counsel. In making the factual representation below, we have not undertaken an independent investigation or other examination of the records of any court, administrative tribunal or similar entity, and we have not attempted to reevaluate for the purposes of this letter any agreement, contract or other instrument to which the Company is a party.

        Subject to the limitation that no legal opinion is being expressed, and subject further to all of the limitations and qualifications set forth in this letter, you are advised that during the course of our representation of the Company in connection with the Company's registration statement, nothing has come to our attention which causes us to believe that the registration statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. In addition, you are informed that we have been notified by the Securities and Exchange Commission that the Registration Statement has become effective under the Securities Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or are threatened by the Securities and Exchange Commission.

        This letter speaks only as of its date, is for your use only in accordance with your representations to us and is not to be relied upon or provided to any other person without our express written consent.

                                   Very truly yours,

                                   KRYS BOYLE FREEDMAN & SAWYER, P.C.
                                   By


                                     /s/ Stanley F. Freedman, P.C.
                                         Stanley F. Freedman, P.C.

                                  Exhibit A


                              COVENANT NOT TO SUE


     This Covenant Not to Sue is made by Swartz Private Equity, LLC ("Swartz") to and for the benefit of the law firm of Krys Boyle Freedman & Sawyer, P.C. (the "Law Firm") in order to induce the Law Firm to make certain factual representations to Swartz (the "Factual Representations") based upon the present actual knowledge of employees of the Law Firm of certain facts as they pertain to Delta Petroleum Corporation ("Delta") in connection with its preparation of a registration statement to be filed with the Securities and Exchange Commission (the "Registration Statement") pursuant to an Investment Agreement between Delta and Swartz (the Investment Agreement"). Swartz represents and warrants that the sole purpose of having the Law Firm make these Factual Representations is for Swartz to have written assurance from the Law Firm as Delta's legal counsel that the Law Firm is not acting in concert with Delta to knowingly make some misstatement of a material fact in Delta's Registration Statement that employees of the Law Firm actually know at the time is false, or is acting in concert with Delta to knowingly omit to state a material fact of which it is then aware and which employees of the Law Firm know at the time is necessary to be disclosed in order to make the statements made in such Registration Statement, in light of the circumstances under which they are made, not misleading. The Law Firm would not be willing to make these Factual Representations to Swartz in the absence of this Covenant Not to Sue by Swartz.

     In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Swartz hereby covenants and agrees that neither Swartz nor any of its owners, officers, directors, employees, agents, successors or assigns will assert any claim of any kind or commence any action, whether in court or by arbitration, mediation or otherwise, or demand or otherwise seek any damages or expenses of any kind from the Law Firm or any of its owners, officers, directors, employees, agents, successors or assigns, in connection with or arising out of or in reliance upon any Factual Representations, unless all of such claims arose directly and proximately from specific Factual Representations that were materially false and misleading at the time they were made and that either (a) the Law Firm was acting in concert with Delta to knowingly make a misstatement of a material fact in Delta's Registration Statement that employees of the Law Firm actually knew at the time to be false, or (b) the Law Firm was acting in concert with Delta to knowingly omit to state a material fact of which employees of the Law Firm knew at the time was necessary to be disclosed in order to make the statements made in such Registration Statement, in light of the circumstances under which they are made, not misleading.

     Swartz further covenants and agrees that it will indemnify and hold harmless the Law Firm and each of its owners, officers, directors, employees, agents, successors and assigns from any and all expenses and other damages incurred by any of them as a result of a breach of the terms of this Covenant Not to Sue by Swartz or any of its owners, officers, directors, employees, agents, successors or assigns. In addition, in the event of any litigation or other proceeding arising from or relating to this Covenant Not to Sue, in addition to such other relief as may be awarded, the Law Firm shall be entitled to recover all of its costs and expenses, including without limitation, attorneys fees and expenses, expert witness fees and expenses, deposition fees and expenses, travel expenses and any and all other fees, costs and expenses incurred by the Law Firm in connection with such action.

                         SWARTZ PRIVATE EQUITY, LLC


                         By:  _____________________________________
                                             Duly Authorized Member


                         KRYS BOYLE FREEDMAN & SAWYER, P.C.


                         By:  ____________________________________
                              Stanley F. Freedman, P.C.

                                                                  EXHIBIT S


                     PUT CANCELLATION NOTICE CONFIRMATION

The undersigned Investor to that certain Investment Agreement (the "Investment Agreement") by and between the Delta Petroleum Corporation's, and Swartz Private Equity, LLC dated on or about July 21, 2000, hereby confirms receipt of Delta Petroleum Corporation's (the "Company") Put Cancellation Notice, and confirms the following:


                              Date of this Confirmation: _______________


                              Put Cancellation Date: ___________________






                              INVESTOR(S)

                              ___________________________________
                              Investor's Name

                              By: _______________________________
                                   (Signature)
                 Address:     ___________________________________

                              ___________________________________

                              ___________________________________

               Telephone No.: ___________________________________

               Facsimile No.: ___________________________________















                                                                  EXHIBIT T


                               July 21, 2000


Attn: Sally Rogers/Carolyn Bell
      Corporate Stock Transfer, Inc.
      3200 Cherry Creek Drive, Suite 430
      Denver, CO  80209
      Telephone: (303) 282-4800
      Facsimile:  (303) 282-5800

Dear Sally Rogers/Carolyn Bell:

     Reference is made to that certain Investment Agreement (the "Investment Agreement") Registration Rights Agreement and Escrow Agreement, each dated on or about July 21, 2000, by and among Delta Petroleum Corporation, a Colorado corporation (the "Company"), Swartz Private Equity, LLC (the "Investor") and the other signatories thereto (the "Holders") pursuant to which the Company, at times and amounts chosen by the Company, as further described in the Investment Agreement, may issue to the Holder up to Twenty Million Dollars ($20,000,000) in aggregate principal amount of Common Stock of the Company (the "Put Shares"), and warrants (the "Warrants") to purchase Common Stock (the "Warrant Shares") of the Company's.

     A. Issuance of Put Shares. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Put Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) and deliver such shares in accordance with the Escrow Agreement, from time to time, upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Put Shares to the Holder, (ii) a properly completed and duly executed Put Notice, in the form attached hereto as Exhibit 1, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Put Opinion of Counsel") in substantially the form of the Put Opinion of Counsel in Composite Exhibit 2.

     B. Issuance of Warrant Shares. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Warrant Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Warrant Shares to the Holder, (ii) a properly completed and duly executed Warrant Exercise Form, in the form attached hereto as Exhibit 3, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Warrant Opinion of Counsel") in substantially the form of the Commitment Opinion of Counsel (in the case of the Commitment Warrant) or the Put Opinion of Counsel (in the case of the Purchase Warrant), each in Composite Exhibit 4.

     C. Legend Free Certificates. So long as you have previously received either: (A)(i) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a registration statement covering resales of the Put Shares and Warrant Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (ii) a copy of such registration statement, or (B) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a public sale or transfer of such Security may be made without registration under the Act, ((A) or (B) above, as applicable, is referred to as a "Confirmation"), certificates representing the Put Shares and Warrant Shares shall not bear any legend restricting transfer of the Put Shares or Warrant Shares and should not be subject to any stop-transfer restriction.

     If you have not previously received Confirmation, then the Put Shares shall not be issued, and the certificates representing the Warrant Shares shall be issued, but shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

provided, however, that the Company may from time to time notify you to place a stop-transfer restriction on the certificates for outstanding Put Shares and Warrant Shares in the event a registration statement covering resales of the Put Shares and the Warrant Shares is subject to amendment for events then current.

     Please be advised that the Holders are relying upon this letter as an inducement to enter into the Investment Agreement.

                                    Very truly yours,

                                    DELTA PETROLEUM CORPORATION


                                    By:____________________________
                                        Aleron H. Larson, Jr. CEO

Agreed and Acknowledged:

INVESTOR

SWARTZ PRIVATE EQUITY, LLC


By: __________________________
     Eric S. Swartz, Manager


Date: July 21, 2000

Enclosures

                          ATTACHED EXHIBITS 1 - 4

                                                                  EXHIBIT U


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase
500,000 shares

                       Warrant to Purchase Common Stock
                                      of
                         DELTA PETROLEUM CORPORATION

     THIS CERTIFIES that Swartz Private Equity, LLC or any subsequent holder hereof pursuant to Section 8 hereof ("Holder"), has the right to purchase from DELTA PETROLEUM CORPORATION, a Colorado corporation (the "Company"), up to 500,000 fully paid and nonassessable shares of the Company's common stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period").

     Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1.     Date of Issuance and Term.

     This Warrant shall be deemed to be issued on May 31, 2000 ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

     Of this Warrant to purchase five hundred thousand (500,000) shares of Common Stock of the Company, the Warrant is exercisable as to one hundred fifty thousand (150,000) shares of Common Stock of the Company after the fifteen (15) business day document review period (the "Review Period") referenced in the Equity Line Letter of Agreement dated on or about May 31, 2000, between Swartz Private Equity, LLC and Company (the "Letter of Agreement") has ended, shall be further exercisable as to the an additional one hundred seventy-five thousand (175,000) shares of Common Stock of the Company upon the execution by the Company and Swartz Private Equity, LLC of an Investment Agreement, pursuant to the Letter of Agreement ("Investment Agreement") and shall be further exercisable as to the remaining one hundred seventy-five thousand (175,000) shares of Common Stock of the Company upon the earlier of (i) the date of effectiveness of Company's registration statement (the "Registration Statement") to be filed pursuant to the Investment Agreement and related documents, or (ii) November 31, 2000.

          Anything in this Warrant to the contrary notwithstanding, if the Company delivers written notice to Swartz Private Equity, LLC prior to the expiration of the Review Period that the legal documents for the transaction are unacceptable and the Company wishes to terminate the transaction (a "Company Termination Notice"), Holder shall return this Warrant to the Company and all of Holder's rights under this Warrant shall be null and void and of no effect, provided that, if the Company has not delivered a Company Termination Notice to Swartz Private Equity, LLC, prior to the expiration of the Review Period, ownership of this Warrant shall irrevocably vest to the Holder, regardless of whether a Company Termination Notice is delivered anytime thereafter.

     Notwithstanding the above, this Warrant shall terminate with respect to two hundred fifty thousand (250,000) shares of Common Stock if both (A) the Company notifies Swartz that it chooses to terminate the transaction contemplated by the Investment Agreement on or prior to October 31, 2000, and
(B) ALL of the following are true on or prior to the date of such termination:

     (i) the Company and Swartz Private Equity, LLC have executed an Investment Agreement;

    (ii) the Company enters into a settlement with the State of California and/or the U.S. Government prior to October 31, 2000 for an amount equal to $40 million or more, and

   (iii) a Registration Statement covering the Equity Line transaction contemplated by the Letter of Agreement is not yet effective.

     In the event Company chooses to cancel the Equity Line subject to the above referenced conditions and this Warrant terminates as to 250,000 shares of Common Stock, the Company shall file a registration statement covering the resale of the Common Stock underlying the remaining 250,000 shares of this Warrant within 30 days of the date of such cancellation and shall use commercially reasonable efforts to have the registration statement declared effective within 60 days from the date of filing.

     2.     Exercise.

     (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Aleron H. Larson, Jr., CEO/Chairman, 555 17th Street, Suite 3310, Denver, Colorado 80202; Telephone: (303) 293-9133, Facsimile: (303) 298-8251, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed

Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

     3.     Payment of Warrant Exercise Price.

            The Exercise Price per share ("Exercise Price") shall equal $3.00 (the "Exercise Price").

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (i)     Cash Exercise: cash, bank or cashiers check or wire transfer; or

     (ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                         X = Y (A-B)/A

where:  X = the number of shares of Common Stock to be issued to Holder.

        Y = the number of shares of Common Stock for which this Warrant is being exercised.

            A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average Closing Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

            B = the Exercise Price.


     For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

     4.     Transfer and Registration.

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

     (b) Registrable Securities. In addition to any other registration rights of the Holder, if the Common Stock issuable upon exercise of this Warrant is not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity)(a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement ("Piggyback Registration") all of the Common Stock issuable upon the exercise of this Warrant ("Registrable Securities") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the date hereof. Nothing herein shall prevent the Company from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness.

     (c) Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the Piggyback Registration Statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

     5.     Anti-Dilution Adjustments.

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b)      Recapitalization or Reclassification.

             (i) Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger number of shares (a "Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionally decreased.

            (ii) Reverse Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a "Reverse Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be proportionately decreased and the Exercise Price shall be proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

     (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a),
(b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6.     Fractional Interests.

          No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

     7.     Reservation of Shares.

          The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8.     Restrictions on Transfer.

          (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or unless the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; the transfer complies with any applicable state securities laws; and, if no registration covering the resale of the Warrant Shares is effective at the time the Warrant Shares are issued, the Holder consents to a legend being placed on certificates for the Warrant Shares stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

          (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     9.     Benefits of this Warrant.

            Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

     10.     Applicable Law.

             This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Colorado, without giving effect to conflict of law provisions thereof.

     11.     Loss of Warrant.

             Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12.     Notice or Demands.

             Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ____ day of June, 2000.

                              DELTA PETROLEUM CORPORATION



                              By:  ______________________________________
                                   Aleron H. Larson, Jr., President & CEO

                                   EXHIBIT A

                           EXERCISE FORM FOR WARRANT

                      TO:   DELTA PETROLEUM CORPORATION

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of DELTA PETROLEUM CORPORATION a Colorado corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated: __________________


________________________________________________________________________
                                  Signature


_______________________________________________________________________
                                  Print Name


________________________________________________________________________
                                   Address

_______________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________

                                   EXHIBIT B

                                   ASSIGNMENT

                     (To be executed by the registered holder
                         desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of DELTA PETROLEUM CORPORATION, evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                              ______________________________
                                            Signature


Fill in for new registration of Warrant:

_________________________________________
                  Name

_________________________________________
                 Address

_________________________________________
Please print name and address of assignee
(including zip code number)

_______________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________